                                                                   Exhibit 10.33


                          STANDARD OFFICE LEASE FORM

                         WESTLAKE NORTH BUSINESS PARK





                    LANDLORD:WESTLAKE NORTH ASSOCIATES, LLC

                          TENANT: homestore.com, Inc.

                                     LEASE
                                     -----

                            Basic Lease Information


     The foregoing Basic Lease Information is incorporated in and made a part of the Lease to which it is attached. If there is any conflict between the Basic Lease Information and the Lease, the Basic Lease Information shall control.

Date (for reference
purposes only):          March 7, 2000

Landlord:                Westlake North Associates, LLC,
                         a Delaware limited liability company

Tenant:                  homestore.com, Inc.,
                         a Delaware corporation

Guarantor:               N/A

Premises (Section 1.1):  All of Building I ("Building") outlined in Exhibit A-1,
          -----------                                               -----------
                         containing 137,762 rentable square feet ("RSF") and 125,509 usable square feet ("USF") of building area, subject to remeasurement as provided in Section 1.2.
                                                                 -----------

Building:                Building I is located at 30700 Russell Ranch Road,
                         Westlake Village, California which consists of a two-story building.

Project (Section 1.1):   The land and the buildings outlined in Exhibit A-2,
         -----------                                            -----------
                         containing 336,684 RSF of total building area, located in Westlake Village, California and known as Westlake
                         North Business Park.

Term (Section 2.1):      Ninety (90) months
      -----------

Anticipated Commencement
Date:                    August 1, 2000


Commencement Date:       See Section 2.1
                             -----------

Anticipated Expiration
Date:                    January 31, 2008 (See Section 2.1)
                                               -----------

Monthly Base Rent
(Section 3.1(a)):        $216,286 34/100, subject to adjustment as provided in
 --------------          Sections 1.2 and 3.1(a).
                         -----------------------

Tenant's Percentage
Share (Section 3.1(b)):  100%
       --------------

Parking (Section 15.8):  538 spaces

Security Deposit
(Section 3.3):           Letter of Credit for $8,329,856 Exhibit L) to be
 -----------                                             ---------
                         delivered at Lease signing; one month's Rent to be delivered when Letter of Credit expires.

Rent Payment
Address (Section 3.7):   Westlake North Associates, LLC
         -----------
                         c/o Investment Development Services, Inc.
                         888 West Sixth Street, 9th Floor
                         Los Angeles, California 90017
                         Attention: David Saeta

Permitted Use
(Section 4.1):           General business office use plus any other use
 -----------             permitted to a significant Tenant (i.e., one occupying
                         15,000 RSF or more) within the Project

Landlord's
Address (Section 14.1):  Westlake North Associates, LLC
         ------------
                         c/o Investment Development Services, Inc.
                         888 West Sixth Street, 9th Floor
                         Los Angeles, California 90017
                         Attention: David G. Mgrublian

Tenant's
Address (Section 14.1):  homestore.com, Inc.
         ------------
                         225 West Hillcrest Drive, Suite 100
                         Thousand Oaks, California 91360
                         Attention: Catherine Kwong Giffen

                         with a copy to:

                         Pillsbury Madison & Sutro LLP
                         725 South Figueroa Street
                         Los Angeles, California 90017
                         Attention: John J. Duffy, Esq.

                         After Commencement Date, the notice address for Tenant should be the Premises with a copy to:

                         Pillsbury Madison & Sutro LLP
                         725 South Figueroa Street
                         Los Angeles, California 90017
                         Attention: John J. Duffy, Esq.

Guarantor's
Address (Section 14.1):  N/A
         ------------

Landlord's Brokers
(Section 15.5):          Investment Development Services, Inc.
 ------------            888 West Sixth Street, 9/th/ Floor
                         Los Angeles, California 90017
                         Tel:  (213) 362-9319
                         Fax:  (213) 627-9937
                         Attention: David Saeta

                         and

                         Grubb & Ellis Company
                         15260 Ventura Blvd., Suite 1800
                         Sherman Oaks, California 91403
                         Attention: James F. Lindvall and Thomas A. Festa

Tenant's Broker
(Section 15.5):          Grubb & Ellis Company
 ------------
                         15260 Ventura Blvd., Suite 1800
                         Sherman Oaks, California 91403
                         Attention: James F. Lindvall

Exhibits
--------

Exhibit A-1       Plan(s) Outlining the Premises and the Building
Exhibit A-2       Plan(s) Outlining the Project
Exhibit B         Work Letter Agreement
Schedule B-1      Description of Base Building Improvements
Exhibit C         Form of Memorandum Confirming Term
Exhibit D         N/A
Exhibit E         Rules and Regulations
Exhibit F         Option to Extend
Exhibit G         N/A
Exhibit H         N/A
Exhibit I         Right of First Offer/Fair Market Value Option
Exhibit J         Janitorial Services
Exhibit K         Parking Rules and Regulations
Exhibit L         Letter of Credit Information
Exhibit M         Certain CAM Expense Limitations

                               TABLE OF CONTENTS
                               -----------------

ARTICLE                                                                    PAGE
-------                                                                    ----
ARTICLE 1     Premises....................................................   1

     1.1      Lease of Premises...........................................   1

     1.2      Remeasurement...............................................   2

ARTICLE 2     Term........................................................   2

     2.1      Term of Lease...............................................   2

     2.2      Landlord to Construct Base Building Improvements............   4

     2.3      Tenant to Construct Tenant Improvements.....................   4

     2.4      Entry Into Premises.........................................   4

     2.5      Memorandum Confirming Term..................................   5

     2.6      Holding Over................................................   5

     2.7      Building II and Building III................................   6

ARTICLE 3     Rent........................................................   6

     3.1      Base Rent and Additional Rent...............................   6

     3.2      Procedures..................................................   7

     3.3      Letter of Credit, Security Deposit and First Month's Rent...   9

     3.4      Late Payment................................................  10

     3.5      Other Taxes Payable by Tenant...............................  10

     3.6      Certain Definitions.........................................  11

     3.7      Rent Payment Address........................................  13

     3.8      Management Oriented Services................................  13

ARTICLE 4     Use of the Premises.........................................  13

     4.1      Permitted Use...............................................  13

     4.2      Environmental Definitions...................................  14

     4.3      Environmental Requirements..................................  14

     4.4      Compliance With Law.........................................  15

     4.5      Rules and Regulations.......................................  15

     4.6      Entry by Landlord...........................................  15

ARTICLE 5     Utilities and Services......................................  16

     5.1      Tenant's Responsibilities...................................  16

     5.2      Landlord's Responsibilities.................................  16

                                                                          Page
                                                                          ----
ARTICLE 6     Maintenance and Repairs.....................................  18

     6.1      Obligations of Landlord.....................................  18

     6.2      Obligations of Tenant.......................................  20

     6.3      Tenant's Obligations at the End of the Term.................  20

ARTICLE 7     Alteration of the Premises..................................  22

     7.1      No Alterations by Tenant....................................  22

     7.2      Landlord's Property; Removal at End of Term.................  23

ARTICLE 8     Indemnification and Insurance...............................  24

     8.1      Damage or Injury............................................  24

     8.2      Insurance Coverages and Amounts.............................  24

     8.3      Insurance Requirements......................................  25

     8.4      Subrogation.................................................  25

     8.5      Landlord's Fire and Casualty Insurance......................  26

ARTICLE 9     Assignment or Sublease......................................  26

     9.1      Prohibition.................................................  26

     9.2      Landlord's Consent or Termination...........................  27

     9.3      Completion..................................................  28

     9.4      Tenant Not Released.........................................  28

     9.5      Landlord's Consent..........................................  29

     9.6      Remedies....................................................  29

ARTICLE 10    Events of Default and Remedies..............................  30

     10.1     Default by Tenant...........................................  30

     10.2     Termination.................................................  31

     10.3     Continuation................................................  31

     10.4     Remedies Cumulative.........................................  31

     10.5     Tenant's Primary Duty.......................................  32

     10.6     Abandoned Property..........................................  32

     10.7     Landlord Default............................................  32

ARTICLE 11    Damage or Destruction.......................................  32

                                                                            Page
                                                                            ----
    11.1     Restoration; Rent Abatement.................................... 32

    11.3     Exclusive Remedy............................................... 33

ARTICLE 12   Eminent Domain................................................. 34

    12.1     Condemnation................................................... 34

    12.2     Award.......................................................... 34

    12.3     Temporary Use.................................................. 34

    12.4     Definition of Taking........................................... 35

    12.5     Exclusive Remedy............................................... 35

ARTICLE 13   Subordination and Sale......................................... 35

    13.1     Subordination.................................................. 35

    13.2     Sale of the Project............................................ 35

    13.3     Estoppel Certificate........................................... 35

ARTICLE 14   Notices........................................................ 36

    14.1     Method......................................................... 36

ARTICLE 15   Miscellaneous.................................................. 37

    15.1     General........................................................ 37

    15.2     No Waiver...................................................... 37

    15.3     Attorneys' Fees................................................ 37

    15.4     Exhibits....................................................... 37

    15.5     Broker(s)...................................................... 38

    15.6     Waivers of Jury Trial and Certain Damages...................... 38

    15.7     Entire Agreement............................................... 38

    15.8     Parking........................................................ 38

    15.9     Choice of Law.................................................. 39

    15.10    No Air Rights.................................................. 39

    15.11    Modification of Lease.......................................... 39

    15.12    Landlord's Title............................................... 39

    15.13    Application of Payments........................................ 39

    15.14    Time of Essence................................................ 40

                                                                       Page
                                                                       ----
     15.15    Right to Lease...........................................  40

     15.16    Force Majeure............................................  40

     15.17    Exculpation..............................................  40

     15.18    No Discrimination........................................  40

     15.19    Counterparts.............................................  41

     15.20    Roof Rights..............................................  41

     15.21    Signage..................................................  41

     15.22    Consent/Duty to Act Reasonably...........................  41

ARTICLE 16    Arbitration..............................................  42

     16.1     Exclusive Remedy/Payment Under Protest...................  42

                                     LEASE
                                     -----

     This Lease (together with the Basic Lease Information and Exhibits A
                                                               ----------
through M which are incorporated into the Lease by this reference, collectively,
---------
the "Lease") is made as of the date specified in the Basic Lease Information, by and between WESTLAKE NORTH ASSOCIATES, LLC, a Delaware limited liability company ("Landlord"), and the tenant specified in the Basic Lease Information ("Tenant"), who hereby agree as follows:

                                   ARTICLE 1
                                   ---------

                                   Premises
                                   --------

     1.1  Lease of Premises.  (a)  Landlord hereby leases to Tenant, and Tenant
          -----------------
hereby leases from Landlord, for the term and subject to the covenants hereinafter set forth, to all of which Landlord and Tenant hereby agree, the space(s) described on Exhibit A-1 (the "Premises") in the Building described on
                      -----------
Exhibit A-1 (the "Building") specified in the Basic Lease Information located on
-----------
the real property specified in the Basic Lease Information and described more specifically on Exhibit A-2 (the "Project"). The Project includes the land and
                -----------
the Building in which the Premises are located.  Subject to the effect of
Section 1.2, Landlord and Tenant stipulate that, for purposes of this Lease, the
-----------
Premises and the Building contain the number of RSF and USF specified in the Basic Lease Information, and Tenant's Percentage Share specified in the Basic Lease Information is the ratio of such RSF of the Premises to the RSF in the Building (i.e., 100% because Tenant is leasing the entire building). During the term of this Lease, Tenant shall have the parking rights described in Section
                                                                      -------
15.8 and, in addition, the nonexclusive right, in common with other tenants of
----
the Project, to use only for their intended purposes the common areas (such as driveways, sidewalks, parking areas, loading areas and access roads) in the Project that are designated by Landlord as common areas and not leased to or allocated for the exclusive use of another tenant of the Project. Landlord shall have the right from time to time to change the size, location, configuration, character or use of any such common areas, construct additional improvements or facilities in any such common areas, or close any such common areas; provided, that no such change, construction or closing shall materially and adversely affect Tenant's access to or use of the Premises or the exclusive parking areas described in Section 15.8, except as provided in such Section.
                           ------------
Tenant shall not interfere with the rights of Landlord and other tenants of the Project to use such common areas.

     (b)  Common Area.  Landlord and Tenant acknowledge that on the date hereof
          -----------
there is no "common area", as that term is used in this Lease. Landlord shall have the absolute right to designate, improve and operate "common area" within the Project from time to time in its sole discretion, although without Tenant's written consent no CAM Expense, Capital Costs, depreciation, Property Taxes or Insurance Costs related thereto shall be charged to Tenant. Tenant acknowledges that it shall not have the right to utilize any such common area unless it agrees in writing, in a form satisfactory to Landlord, to bear a reasonable share of the costs related to such common area.

     1.2  Remeasurement.
          -------------

     (a) Landlord has caused its architect to measure the RSF and USF in the Building and the Premises in accordance with the standards set forth in ANSI Z65.1-1996, as promulgated by the Building Owners and Managers Association ("BOMA Standard"), and the results of such measurement are contained in the Basic Lease Information. Tenant shall have the right, exercisable within fifteen (15) days after the date hereof, to elect to cause its architect to remeasure the Premises and the Building in accordance with the BOMA Standard.
If it so elects, Tenant shall deliver its architect's certification of the RSF and USF of the Premises and the Building to Landlord within fifteen (15) days after Tenant's election. If Tenant's architect certifies that the RSF or USF in the Premises or the Building is less than ninety-eight percent (98%) or more than one hundred two percent (102%) of the RSF or USF set forth in the Basic Lease Information, Landlord and Tenant shall meet within fifteen (15) days after Landlord's receipt of Tenant's architect's certification to attempt to resolve the discrepancy. If they agree to change the RSF or USF in the Premises and the Building, they shall reduce their agreement to writing and paragraph (b) shall
                                                           -------------
apply. Otherwise, either Landlord or Tenant may submit the matter to arbitration pursuant to Article 16 within thirty (30) days after the delivery to
                        ----------
Landlord of Tenant's architect's certification, but if neither does so, the measurements expressed in the Basic Lease Information shall bind both Landlord and Tenant. Only a discrepancy (i.e., in RSF or USF) which is outside the 98%- 102% parameters set forth above may be disputed or arbitrated. If Tenant's architect certifies that the RSF or USF of the Premises and the Building are more than ninety-eight percent (98%) but less than one hundred two percent (102%) of the RSF or USF set forth in the Basic Lease Information, no adjustment to the RSF or USF of the Premises or the Building shall be made.

     (b) If, by agreement of the parties or through arbitration, the RSF or USF of the Premises and the Building are determined to be different than as stated in the Basic Lease Information, then (i) all payments due from Tenant to Landlord or from Landlord to Tenant based upon RSF or USF (including Base Rent and Additional Monthly Rent) shall be proportionately, retroactively and prospectively reduced or increased, as the case may be, to reflect the number of RSF or USF or both as determined by agreement or arbitration, and (ii) Landlord and Tenant shall promptly execute and deliver an amendment to this Lease which memorializes the new RSF, USF or both and the revised payments.

                                   ARTICLE 2
                                   ---------

                                     Term
                                     ----

     2.1  Term of Lease.  The term of this Lease ( the "Term") shall be the term
          -------------
specified in the Basic Lease Information, which shall commence on August 1, 2000, as such date is extended by Landlord Delays and Tenant Force Majeure Delays, if any (the "Commencement Date").

     (a) "Landlord Delays" are the actual periods of delay, if any, suffered by Tenant in the construction of its Tenant Improvements or the installation of its trade fixtures and personal property in the Premises on account of any of the following: (i) the failure of the Entry Date

(defined in Section 2.4(a)) to occur by March 31, 2000; (ii) the failure of the
            --------------
Delivery Date (defined below) to occur by May 1, 2000; provided, that after the Delivery Date Landlord and its contractors and agents may remain in the Premises for the purpose of completing the Base Building Improvements and for the other purposes permitted in this Lease. However, during such period such Landlord presence shall not interfere with or delay Tenant in the construction of its Tenant Improvements. If such presence is interfering with or delaying Tenant, Tenant shall notify Landlord in writing, and if Landlord does not within one (1) business day thereafter correct the conduct which caused the interference or delay, then Landlord Delay shall be deemed to have occurred to the extent of the actual delay suffered thereby by Tenant; (iii) Tenant's failure or inability to obtain a certificate of occupancy or temporary certificate of occupancy (either, a "C of O") for the Building on account of a failure of Landlord to perform in a timely manner its obligations in the Work Letter Agreement, including, without limitation, Tenant's inability to obtain a C of O because Russell Ranch Road has not been completed; and any other delay caused by Landlord; provided, that (A) no reasonable exercise of its rights under this Lease shall be deemed to be a delay by Landlord; and (B) no act, conduct or omission shall be deemed to be a Landlord Delay if Landlord discontinues such act or conduct (or remedies an omission) within one (1) business day after receiving written notice from Tenant of the same (but Landlord shall be entitled to only five (5) such notices -- for any delays after such five (5) notices have been given, the period of delay shall begin on receipt by Landlord from Tenant of written notice of the act, conduct or omission constituting the delay. Notwithstanding the foregoing, none of the foregoing shall constitute a Landlord Delay, and the Commencement Date shall not be postponed beyond August 1, 2000, to the extent that the reason for the Landlord Delay was due to any Tenant Delay or any other action of Tenant other than the normal construction of the Tenant's Improvements in the Premises. For example, there shall be no Landlord Delay, and no postponement of the Commencement Date beyond August 1, 2000, for the failure to obtain a C of O for the Premises if the reason for the failure was the inability of Tenant to complete portions of its work (e.g., restrooms) necessary to obtain the C of O (assuming that such failure was not caused by another Landlord Delay).

     (b) A "Tenant Force Majeure Delay" means any delay suffered by Tenant in the completion of its Tenant Improvements on account of acts of God, strikes or moratoriums on occupancy or the completion of the Tenant Improvements imposed by any governmental agency, but only to the extent of the actual delay thereby caused. However, unless such moratorium affects occupancy by tenants or the completion of tenant improvements in the entire Project or a larger geographical area (whether caused by the City of Westlake Village or the County of Los Angeles), such as a moratorium on the granting of building permits within such areas, such moratorium shall not be deemed to be a moratorium for purposes of the preceding sentence.

     (c) No act or circumstance shall constitute a Landlord Delay or a Tenant Force Majeure Delay unless within three (3) business days after Tenant first became aware of the alleged delay Tenant notifies Landlord of the occurrence of the same and thereafter keeps Landlord reasonably informed of the continuance, severity and likely end of the same. Tenant shall have the obligation to take commercially reasonable actions, though not to spend significant amounts of money, in order to shorten, terminate and otherwise avoid the effects of a Landlord Delay and a Tenant Force Majeure Delay.

          The Term shall end on the Expiration Date which shall be ninety (90) calendar months following the Commencement Date. However, should the Commencement Date occur on other than the first day of a month, then the Term shall begin on the Commencement Date and the Expiration Date shall be ninety (90) calendar months following the end of the month in which the Commencement Date occurs. If the Delivery Date does not occur on or before May 1, 2000, this Lease shall not be void or voidable and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. Tenant acknowledges that (i) Tenant has inspected the Premises and the Building (in their current state of completion) or has had them inspected by professional consultants retained by Tenant, (ii) Tenant is familiar with the plans for and condition of the Premises and the Building,
(iii) when completed in accordance with the plans therefor delivered to Tenant and described in Schedule 1 to Exhibit B, the Premises and the Building will be
                               ----------
suitable for Tenant's purposes, (iv) except for the Base Building Improvements to be constructed or installed by Landlord pursuant to Exhibit B, the condition
                                                       ---------
of the Premises and the Building is acceptable to Tenant. Except for the Base Building Improvements, Landlord shall have no obligation to construct or install any improvements in the Premises or the Project or to remodel, renovate, recondition, alter or improve the Premises or the Building in any manner, and Tenant shall accept the Premises "as is" on the Delivery Date, subject to (i) Landlord's completion of minor aspects of and punch list items relating to the Base Building Improvements, and (ii) completion by Landlord of the Base Building Improvements in substantial accordance with the plans therefor and in compliance with the applicable law. Tenant shall be deemed to have accepted the Premises, however, subject to all matters reasonably discoverable or observable by Tenant in the course of a standard punch list review.

     2.2  Landlord to Construct Base Building Improvements.  Landlord shall
          ------------------------------------------------
construct or install the Base Building Improvements to be constructed or installed by Landlord pursuant to terms and conditions of the Work Letter Agreement attached as Exhibit B. Landlord shall deliver possession of the
                      ---------
Premises to Tenant on the Delivery Date, and Tenant shall accept such delivery of the Premises, subject to the completion of minor items to be completed and Landlord's punch list items described in the Work Letter Agreement attached hereto as Exhibit B. The "Delivery Date" shall be the date on which
          ---------
construction of the Base Building Improvements (less any portion thereof which Landlord is not required to construct on account of Tenant exercising its right, under Section 4.2 of the Work Letter Agreement, to redesign the common areas
      -----------
(lobbies and restrooms) of the Building and the second floor of the Building) is in Landlord's reasonable judgment sufficiently complete, substantially in accordance with the plans and specifications therefor and water tight, so that Tenant may take possession of the Premises for the purpose of completing its Tenant Improvements. Landlord shall give Tenant at least thirty (30) days' notice of the anticipated Delivery Date and shall thereafter keep Tenant informed of any changes in that schedule. Landlord shall in all cases give Tenant at least ten (10) days' prior notice of the actual Delivery Date.

     2.3  Tenant to Construct Tenant Improvements.  Tenant shall construct the
          ---------------------------------------
Tenant Improvements pursuant to the terms and conditions of the Work Letter Agreement attached as Exhibit B.
                      ---------

     2.4  Entry Into Premises.
          -------------------

     (a) Landlord shall permit Tenant early entrance to the Premises in order to commence construction of the Tenants Improvements; provided, that the same
                                                      --------
can be accomplished by Tenant in a manner which not interfere with, or delay Landlord in the completion of, the Base Building Improvements. Any such delay shall constitute a Tenant Delay and shall not be a reason for the extension of or the postponement of the Commencement Date. Landlord shall give Tenant five (5) business days prior notice of such date (the "Entry Date"). If the Entry Date does not occur on or before September 1, 2000 for any reason other than damage described in Section 11.1 (in which case such
                                              ------------
Section shall control), Tenant shall have the right to terminate this Lease upon written notice given to Landlord within thirty (30) days after September 1, 2000. In the event of such termination, Tenant shall have the right to recover from Landlord its costs incurred in designing and building its Tenant Improvements (but no other damages) but shall have no further obligation to Landlord other than obligations arising prior to the date of termination.

     (b) Landlord shall not be responsible for, and Tenant is required to obtain insurance covering, any loss (including theft), damage or destruction to any work or material installed or stored by Tenant or Landlord, or by any contractor or individual involved in the construction of the Tenant Improvements, or for any injury to Tenant or Tenant's employees, agents, contractors, licensees, directors, officers, partners, trustees, visitors or invitees or to any other person. Landlord shall have the right to post the appropriate notices of non-responsibility and to require Tenant to provide Landlord with evidence that Tenant has fulfilled its obligation to provide insurance pursuant to this Lease. Such insurance shall be commercially reasonable in coverage and amount, including deductibles (which shall be paid by Tenant in the event of a covered loss). All terms and conditions of this Lease shall apply to Tenant's early entry into the Premises except for the payment of Base Rent, CAM Expenses, Property Taxes and Insurance pursuant to Section 3.1
                                                                  -----------
below, which will not occur until the time described in such Section.
                                                             -------

     (c) Following the Delivery Date, Tenant shall have the right to enter the Premises for the purposes of completing Tenant Improvements and in order to install its furniture, fixtures and equipment. Tenant's occupancy prior to the Commencement Date shall be on all of the terms set forth in Section 2.4(a).
                                                            --------------

     2.5  Memorandum Confirming Term.  Landlord and Tenant each shall, promptly
          --------------------------
after the Commencement Date has been determined, execute and deliver to the other a Memorandum Confirming Term in the form of Exhibit C attached hereto,
                                                  ---------
which shall set forth the actual Commencement Date and the Expiration Date for this Lease, but the term of this Lease shall commence and end in accordance with this Lease whether or not the Memorandum Confirming Term is executed.

     2.6  Holding Over.  If, with the written consent of Landlord, Tenant holds
          ------------
possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month under this Lease, but the Base Rent during such month to month tenancy shall be equal to one hundred twenty-five percent (125%) of the Base Rent in effect at the expiration of the term of this Lease. Landlord and Tenant each shall have the right to terminate such month to month tenancy by giving at least thirty (30) days' written notice of termination to the other at any time, in which event such tenancy shall terminate on the termination date set forth in such termination notice. If Tenant, without the written consent of Landlord, holds possession of the Premises without the written consent of Landlord, Tenant shall pay rent as set forth in the first sentence of this Section 2.6 and shall be responsible to Landlord for all
                 -----------
damages incurred by Landlord as a result of such holdover and reasonable attorneys' fees and costs pursuant to Section 15.3 of this Lease. Nothing in
                                      ------------
this Lease shall be deemed to expressly, or by implication, grant Tenant the right to hold over in the Premises, and Landlord's consent to any holdover shall occur only if Landlord, in the exercise of its sole and absolute discretion, agrees to such holdover pursuant to a separate written agreement signed by both Landlord and Tenant.

     2.7  Building II and Building III.  Building II contains or will contain
          ----------------------------
65,517 rentable square feet and Building III contains or will contain 133,405 rentable square feet.

                                   ARTICLE 3
                                   ---------

                                     Rent
                                     ----

     3.1  Base Rent and Additional Rent. Tenant shall pay to Landlord the
          -----------------------------
following amounts as rent for the Premises, subject to adjustment pursuant to
Section 1.2:
-----------

     (a) During the Term beginning with the Commencement Date, Tenant shall pay to Landlord, as Base Rent each month the amount of Monthly Base Rent specified below:

              Monthly Base Rent      Monthly Periods Following
                                        Commencement Date

                 $108,143.17               Months 1-6

                 $216,286.34               Months 7-12

                 $224,937.79               Months 13-24

                 $233,935.31               Months 25-36

                 $243,292.72               Months 37-48

                 $253,024.43               Months 49-60

                 $263,145.40               Months 61-72

                 $273,671.22               Months 73-84

                 $284,618.07               Months 85-90


          Notwithstanding the foregoing, if at any time during the first six (6) months of the Term an Event of Default occurs with respect to a material provision of this Lease, then the Monthly Base Rent for each of the first six months of the Term shall be the same as the Monthly Base Rent for the second six
(6) months of the Term, and Tenant shall immediately pay to Landlord an amount necessary so that the total amount paid as Monthly Base Rent to that point in time is equal to the amount which would have been paid had Monthly Base Rent been payable at the rate of $216,286.34 per month. In addition, Tenant shall pay Monthly Base Rent for the balance of the first six (6) months of the Term at such monthly rate. Should the Commencement Date occur other than on the first day of a month, then the Monthly Base Rent for the partial month shall be at the rate of $216,286.34 prorated for such partial month, which shall be paid on the Commencement Date.

     (b) During each calendar year (or part thereof) during the Term, Tenant shall pay to Landlord, as additional monthly rent ("Additional Monthly Rent"):

          (i) Tenant's Percentage Share specified in the Basic Lease Information of all CAM Expenses paid or incurred by Landlord in such year;

          (ii) Tenant's Percentage Share specified in the Basic Lease Information of the total dollar amount of all Property Taxes paid or incurred by Landlord in such year; and

          (iii) Tenant's Percentage Share specified in the Basic Lease Information of the total dollar amount of all Insurance Costs paid or incurred by Landlord in such year.

In addition, if prior to the Commencement Date Tenant occupies the Premises for the conduct of regular business and the Tenant Improvements are substantially completed, Tenant shall pay Landlord Additional Monthly Rent for the period between the date of such occupation and the Commencement Date, upon receipt of an invoice therefor from Landlord.

     (c) Throughout the Term, Tenant shall pay, as additional rent, all other amounts of money and charges required to be paid by Tenant under this Lease ("Additional Rent"), whether or not such amounts of money or charges are designated Additional Rent. As used in this Lease, "rent" and "Rent" shall mean and include all Base Rent, Additional Monthly Rent and Additional Rent payable by Tenant in accordance with this Lease.

     3.2  Procedures.  The Additional Monthly Rent payable by Tenant pursuant to
          ----------
Section 3.1(b) hereof (CAM Expenses, Property Taxes and Insurance Costs) shall
--------------
be calculated and paid in accordance with the following procedures:

     (a) On or before the Commencement Date, or as soon thereafter as practicable, and on or before the first day of each subsequent calendar year during the term of this Lease, or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate of the amounts payable under Section 3.1(b) hereof for the balance of the first calendar year after the
      --------------
Commencement Date or for the ensuing calendar year, as the case may be. Tenant shall pay such estimated amounts to Landlord in equal monthly installments, in advance, on or before the Commencement Date and on or before the first day of each month during such balance of the first calendar year after the Commencement Date or during such ensuing calendar year, as the case may be. If such notice is not given for any calendar year, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given, and subsequent payments by Tenant shall be based on Landlord's current estimate.
If, at any time, Landlord determines that the amounts payable under Section
                                                                    -------
3.1(b) hereof for the current calendar year will vary from Landlord's estimate,
------
Landlord may, by giving written notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate.

     (b) By each April 1 during the Term, or a reasonable time thereafter, Landlord shall give Tenant a written statement of the amounts payable by Tenant under Section 3.1(b) hereof for the prior such calendar year certified by
      --------------
Landlord.  If such statement shows a total amount
owing by Tenant that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit the excess to the next installment(s) of Rent payable by Tenant (or, if the Term has ended, Landlord shall refund the excess to Tenant with such statement). If such statement shows a total amount owing by Tenant that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within ten (10) days after delivery of such statement. Failure by Landlord to give any notice or statement to Tenant under this Section 3.2 shall
                                                              -----------
not waive Landlord's right to receive, or Tenant's obligation to pay, the amounts payable by Tenant under Section 3.1(b) hereof, unless the expense was
                                --------------
incurred more than two (2) years prior to the date it was assessed to Tenant.

     (c) In the event that Tenant disputes the amount of CAM Expenses, Property Taxes and Insurance Costs (collectively, "Operating Costs") set forth in any annual statement delivered by Landlord, then subject to the terms and conditions below, Tenant shall have the right to provide notice to Landlord that it intends to inspect and copy Landlord's accounting records for the calendar year covered by such statement during normal business hours ("Tenant Review") and shall sign an agreement with Landlord whereby Tenant agrees not to disclose the results of such (and the information obtained in connection with such) Tenant Review to anyone other than Tenant's employees and/or attorneys and/or accountants or other professionals who shall also sign an agreement to keep such information confidential. If Tenant retains a third party to inspect Landlord's accounting records (a "Third Party Auditor"), then as a condition precedent to any such inspection, Tenant shall deliver to Landlord a copy of Tenant's written agreement with such Third Party Auditor, which agreement shall include provisions which state that (i) Landlord is an intended third-party beneficiary of such agreement, (ii) such Third Party Auditor will not in any manner solicit or agree to represent any other tenant of the Project with respect to an audit or other review of Landlord's accounting records at the Building or Project, and
(iii) such Third Party Auditor shall maintain in strict confidence any and all information obtained in connection with the Tenant Review and shall not disclose such information to any person or entity other than to the management personnel of Tenant and its attorneys. Any Tenant Review shall take place in Landlord's office at the Project or at such other location as Landlord may reasonably designate in Southern California, and Landlord will provide Tenant with reasonable accommodations for such Tenant Review and reasonable use of such available office equipment, but may charge Tenant for telephone calls, faxes, and photocopies. Tenant shall provide Landlord with not less than two (2) weeks' prior written notice of its desire to conduct such Tenant Review. In connection with the foregoing review, Landlord shall furnish Tenant with such reasonable supporting documentation relating to the subject statement as Tenant may reasonably request. In no event shall Tenant have the right to conduct such Tenant Review if (a) an Event of Default by Tenant is then in existence under this Lease with respect to any of Tenant's monetary obligations, including, without limitation, the payment by Tenant of Tenant's Percentage Share of Operating Costs described in the statement which is the subject of Tenant's Review, which payment, at Tenant's election, may be made under dispute or (b) if any amount invoiced by Landlord to Tenant remains unpaid, but Tenant may make such payment to Landlord under protest. In the event that following Tenant's Review, Tenant and Landlord continue to dispute the amount of Operating Costs shown on Landlord's statement and Landlord and Tenant are unable to resolve such dispute, then subject to the last paragraph of this clause (c), either Landlord or Tenant may submit the matter to arbitration pursuant to Article 16 of this
                                                           ----------
Lease and the proper amount of the disputed items and/or categories of Operating Costs shown on such statement shall be determined by such proceeding producing an arbitration award. The arbitration award shall be conclusive and binding upon both Landlord and Tenant. If the resolution of the parties' dispute with regard to Tenant's Percentage Share of Operating Costs shown on the statement, pursuant to the arbitration award, reveals an error in the calculation of Tenant's Percentage Share of those Operating Costs to be paid for such calendar year, the parties' sole remedy shall be for the parties to make appropriate payments or reimbursements, as the case may be, to each other as are determined to be owing. Any such payments shall be made within thirty (30) days following the resolution of such dispute. Tenant shall be responsible for all costs and expenses associated with Tenant's Review, and Tenant shall be responsible for all reasonable audit fees, attorney's fees and related costs of Tenant relating to an Arbitration Award (collectively, the "Costs"), provided that if the parties' final resolution of the dispute involves the overstatement by Landlord for such calendar year in excess of five percent (5%), then Landlord shall be responsible for all Costs. An overcharge by Landlord of Operating Costs shall not entitle Tenant to terminate this Lease. Landlord shall not be obligated to make a refund to Tenant until thirty (30) days after the issuance of a final arbitration award. Subject to the terms set forth below, this provision shall survive the termination of this Lease to allow the parties to enforce their respective rights hereunder.

     Tenant shall have no further right to conduct a Tenant Review with respect to any statement submitted by Landlord, or to dispute the amount of Tenant's Percentage Share of Operating Costs set forth in the applicable statement, unless Tenant (i) notifies Landlord within six (6) months after receipt of the statement that Tenant disputes or wishes to audit the same, (ii) Tenant completes its audit within twelve (12) months after receipt of such statement, if an audit is performed, and (iii) unless the matter has otherwise been resolved by Landlord and Tenant, commences arbitration with respect to such dispute within twelve (12) months after receipt of such statement.

     (d) If the term of this Lease commences or ends on a day other than the first or last day of a calendar year, respectively, the amounts payable by Tenant under Section 3.1(b) hereof applicable to the calendar year in which such
             --------------
term commences or ends shall be prorated according to the ratio which the number of days during the term of this Lease in such calendar year bears to three hundred sixty-five (365). Termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to Section 3.2(b) hereof to be
                                               --------------
performed after such termination.

     3.3  Letter of Credit, Security Deposit and First Month's Rent.  Upon
          ---------------------------------------------------------
signing this Lease, Tenant shall deliver to Landlord a letter of credit in the form and amount required by Exhibit L and an amount equal to the Base Rent for
                            ---------
the first two (2) months of the term of this Lease for which the Base Rent is to be paid, which amount Landlord shall apply to the Base Rent for such first two
(2) months. Upon the expiration of such letter of credit, Tenant shall pay to Landlord an amount equal to the monthly Base Rent and Additional Rent then applicable under this Lease (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the performance by Tenant of all of the covenants of this Lease to be performed by Tenant, and Tenant shall not be entitled to interest thereon. If Tenant fails to perform any of the covenants of this Lease to be performed by Tenant, then Landlord shall have the right, but no obligation, to apply the proceeds of the Security Deposit, or so much thereof as may be necessary, or to call on the letter of credit and utilize the proceeds thereof to cure any such failure by Tenant, without prior notice to Tenant. If Landlord applies the proceeds of the letter of credit or the Security Deposit or any part thereof to cure any such failure by Tenant, then

Tenant shall immediately restore the letter of credit to its amount immediately prior to such application and pay to Landlord the sum necessary to restore the Security Deposit to the full amount required by this Section 3.3. Landlord shall
                                                     -----------
return any remaining portion of the Security Deposit to Tenant as soon after termination of this Lease as Landlord is able to determine, acting reasonably, whether Tenant owes any further obligation to Landlord under this Lease, but in any event no later than ninety (90) days after termination of the Lease. Tenant acknowledges that in the event this Lease is terminated following an Event of Default by Tenant, Landlord shall have the right to utilize the proceeds of the letter of credit, if any then remain, or the amount of the Security Deposit to pay or reimburse Landlord for amounts due to Landlord under the terms of this Lease. Upon termination of the original Landlord's or any successor owner's interest in the Premises, the original Landlord or such successor owner shall be released from further liability with respect to the letter of credit or Security Deposit upon the original Landlord's or such successor owner's transferring the letter of credit or Security Deposit to the new owner.

     3.4  Late Payment.  Tenant acknowledges that the late payment by Tenant of
          ------------
any monthly installment of Base Rent or Additional Monthly Rent will cause Landlord to incur costs and expenses, the exact amount of which is extremely difficult and impractical to fix. Such costs and expenses will include administration and collection costs and processing and accounting expenses. Therefore, if any monthly installment of Base Rent or Additional Monthly Rent is not received by Landlord within five (5) days after such installment is due, or three (3) days after Landlord notifies Tenant that such installment is due, whichever is later, Tenant shall immediately pay to Landlord a late charge equal to three percent (3%) of such delinquent installment; provided, that no late
                                                       --------
charge shall be due with respect to the first delinquent installment within any twenty-four (24) month period. Landlord and Tenant agree that such late charge represents a reasonable estimate of such costs and expenses and is fair reimbursement to Landlord. In no event shall such late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any monthly rent or prevent Landlord from exercising any right or enforcing any remedy available to Landlord upon Tenant's failure to pay each installment of monthly rent due under this Lease when due, including the right to terminate this Lease and recover all damages from Tenant. All amounts of money payable by Tenant to Landlord hereunder, if not paid when due, shall bear interest from the due date (and disregarding the five (5) day period applicable to late charges) until paid at the lower of the highest rate permitted by law and two percent (2%) over the rate designated in the Wall Street Journal as the Prime Rate at the time such amounts first become due, adjusted monthly ("Interest Rate") and Tenant shall pay such interest to Landlord on written demand in addition to the late charge, which late charge (as contrasted with interest) will not be due unless Tenant is late in making such payment by more than five (5) days.

     3.5  Other Taxes Payable by Tenant.  Tenant shall reimburse Landlord upon
          -----------------------------
written demand for all taxes, assessments, excises, levies, fees and charges, including all payments related to the cost of providing facilities or services, whether or not now customary or within the contemplation of Landlord and Tenant, that are payable by Landlord and levied, assessed, charged, confirmed or imposed by any public or government authority upon, or measured by, or reasonably attributable to (a) the cost or value of Tenant's furniture, fixtures, equipment and other personal property located in the Premises or the cost or value of any improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is vested in Tenant or Landlord, but only to the extent not included in Property Taxes, (b) any rent payable under this Lease, including any gross income tax or excise tax levied by any public or government authority with respect to the receipt of any such rent so long as such tax is a tax on rent, (c) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or
(d) this transaction or any document to which Tenant is a party creating or transferring Tenant's interest or Tenant's estate in the Premises. Such taxes, assessments, excises, levies, fees and charges shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent) or franchise taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any such taxes, assessments, excises, levies, fees and charges. All taxes, assessments, excises, levies, fees and charges payable by Tenant under this
Section 3.5 shall be deemed to be, and shall be paid as, additional rent.
-----------

     3.6  Certain Definitions.  As used in this Lease, certain words are defined
          -------------------
as follows:

     (a) "CAM Expenses" shall mean all direct and indirect costs and expenses paid or incurred by Landlord in connection with the ownership, management, operation, maintenance or repair of the Premises, the Building, the parking areas described in Section 15.8, any portion of the Project which is located
                   ------------
East of Russell Ranch Road and (subject to Section 1.1(b)) the common areas in
                                           --------------
the Project or providing services in accordance with this Lease, including but not limited to the following, to the extent that each relates to the ownership, management, operation, maintenance and repair of the Premises, the Building, such common areas and parking areas and such portion of the Project: permit and inspection fees; electricity, gas, fuel, steam, heat, light, power, water, sewer and other utilities; the Management Fees (defined below); security and guard service (which shall be supplied in the sole discretion of Landlord); extermination, water treatment, garbage and waste disposal, rubbish removal, janitorial services, plumbing and other services; maintenance of the fire suppression systems; landscape maintenance; supplies, tools, materials and equipment; accounting and other professional fees and expenses; painting the exterior of the Building; maintaining and repairing the foundations, the exterior walls and roof, the parking and loading areas, the sidewalks, landscaping and common areas, and the other parts of the Project East of Russell Ranch Road; amounts paid to Tenant pursuant to Section 6.1(b), other than
                                               --------------
interest costs; costs and expenses required by or resulting from compliance with any laws, ordinances, rules, regulations or orders applicable to the Project, other than Buildings II and III, regardless of whether they are Capital Costs, other than those costs and expenses which are Landlord's responsibility under Exhibit B; and costs and expenses of contesting by appropriate proceedings any
---------
matter concerning managing, operating, maintaining or repairing the Project, other than Buildings II and III, or the validity or applicability of any law, ordinance, rule, regulation or order relating to the Project, or the amount or validity of any Property Taxes with respect to the Premises. CAM Expenses shall not include Property Taxes, Insurance Costs, charges payable by Tenant pursuant
---
to Section 3.5 hereof, depreciation on the Project, costs of tenants'
   -----------
improvements, real estate brokers' commissions, the cost of repair or restoration work necessitated by fire or other casualty damage to the extent of net insurance proceeds received by Landlord with respect thereto; provided, that the amount of such cost which is not covered by such net insurance proceeds (other than the deductible amount) and thus is included in CAM Expenses shall not exceed One Million Dollars ($1,000,000) and shall be amortized, with interest at a reasonable rate, over the then remaining term of the Lease. The deductible amounts under any casualty (including earthquake) insurance policies maintained by Landlord with reference to the Premises and the Building shall be CAM Expenses; provided, that the deductible amount under a policy of earthquake
              --------
insurance shall be amortized (with interest) over the useful life of the Improvements built or repaired by Landlord following an earthquake; and provided further, that any such deductible amount
                             ----------------
under a casualty insurance policy shall be amortized and included in CAM Expense (with interest) in equal monthly installments over the balance of the Term of the Lease. Notwithstanding the foregoing, if any of the foregoing CAM Expenses are Capital Costs, then except as otherwise provided above Landlord shall include in CAM Expenses for any particular year only that portion of such CAM Expenses (together with a reasonable interest component) which is properly allocable to such year in accordance with an amortization schedule permitted under general accepted accounting principles. The costs which may be included in CAM Expenses are further limited by the provisions of Exhibit M.
                                                      ---------

     (b) "Property Taxes" shall mean all taxes, assessments, excises, levies, fees and charges (and any tax, assessment, excise, levy, fee or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority on or against, or otherwise with respect to, the Premises or any part thereof or any real property which is part of the Project East of Russell Ranch Road or any personal property used in connection with the Premises. Property Taxes shall include any gross receipts tax but shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent) or franchise taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Property Taxes. Property Taxes shall not include charges payable by Tenant pursuant to
Section 3.5 hereof.
-----------

     (c) "Insurance Costs" shall mean all premiums and other charges for all property, earthquake, flood, loss of rental income, business interruption, liability and other insurance carried by Landlord relating to the Premises or any real property which is part of the Project East of Russell Ranch Road.

     (d) "Capital Costs" refers to costs which are required to be capitalized, rather than expensed, in accordance with the generally accepted accounting principles.

     (e) To the extent Landlord is providing services or incurring costs included within the categories of CAM Expenses and/or Insurance Costs or incurring Property Taxes that pertain to Buildings I, II and III or the Project as a whole as contrasted to CAM Expenses, Insurance Costs and Property Taxes that pertain solely to Building I, the parking areas described in Section 15.8
                                                                  ------------
and that portion of the Project which is East of Russell Ranch Road (for example, if such buildings are all covered by the same insurance policy or security contract), such costs shall be allocated by Landlord to Building I and included in CAM Expenses, Insurance Costs and Property Taxes allocable to Building I on a pro rata basis based on the RSF in Building I (137,762 RSF) to the RSF in all three Buildings (336,684 RSF), which pro rata share is 40.92%. These percentages shall be applicable beginning with the Commencement Date regardless of whether Buildings II and III have been started or completed on the date thereof.

     (f) In the event that the Premises, the Building, the parking areas described in Section 15.8 and any other portion of the Project East of Russell
             ------------
Ranch Road ever become a single parcel for real property tax assessment purposes (and Landlord agrees to use commercially reasonable efforts to cause them to
be), Landlord shall not unreasonably withhold or delay its consent to a request by Tenant to cause Tenant to be responsible only for CAM Expenses, Property Taxes and Insurance Costs which relate to such single parcel alone, subject to paragraph (e) above, plus Tenant's share which relates to common
           -------------
areas within the Project, if any, permitted by Section 1.1(b).
                                               --------------

     (g) "Management Fees" mean an amount equal to Eight Thousand Eight Hundred Eighty-Five and 65/100 dollars ($8,885.65) for each of the first twelve (12) months following the Commencement Date, increased by three percent (3%) per year, compounded, for each subsequent twelve (12) consecutive month period during the Term, and prorated for any partial calendar month at the beginning of the Term. The Management Fees are attributed to and applicable only to the Premises and will not be allocated to any other portion of the Project.

     3.7  Rent Payment Address.  Tenant shall pay all Base Rent and Additional
          --------------------
Monthly Rent under Section 3.1 hereof to Landlord, in advance, on or before the
                   -----------
first day of each and every calendar month during the term of this Lease.
Tenant shall pay all rent to Landlord without notice, demand, deduction, abatement or offset, except as otherwise set forth in the Lease, in lawful money of the United States of America, at the address for the payment of rent specified in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate in writing.

     3.8  Management Oriented Services.  Landlord agrees that it will not
          ----------------------------
provide to any other tenant in the Project management oriented services (such as cleaning or repair services) on a basis which is more favorable to such tenant than Landlord is willing to provide the same services to Tenant.

                                   ARTICLE 4
                                   ---------

                              Use of the Premises
                              -------------------

     4.1  Permitted Use.  Tenant shall use the Premises only for the Permitted
          -------------
Use of the Premises specified in the Basic Lease Information and for lawful purposes incidental thereto, and no other purpose whatsoever. Tenant shall not do or permit to be done in, on or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, ordinance, rule, regulation or order now in force or which may hereafter be enacted, or which is prohibited by any insurance policy carried by Landlord for the Project, or will in any way increase the existing rate of (except to the extent Tenant pays the cost of any such increase), or disallow any fire rating or sprinkler credit, or cause a cancellation of, or affect any insurance for the Project. If Tenant causes any increase in the premium for any insurance covering the Project carried by Landlord, Tenant shall pay to Landlord, on written demand as Additional Rent, the entire amount of such increase. Tenant shall not do or permit anything to be done in or about the Premises which will in any way unreasonably obstruct or interfere with the rights of Landlord or other tenants of the Project, or injure or annoy them. Tenant shall not use or allow the Premises to be used for any improper, immoral, unlawful or objectionable activity, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises. Tenant shall not store any materials, equipment or vehicles outside the

Premises and agrees that no washing of any type (including washing vehicles) shall take place in or outside the Premises. Tenant shall not receive, store or otherwise handle any product or material that is explosive or highly inflammable. Tenant shall not install any signs on the Premises except as permitted in the Work Letter Agreement. Tenant shall, at Tenant's expense, remove all such signs prior to or upon termination of this Lease, repair any damage caused by the installation or removal of such signs, and restore the Premises to the condition that existed before installation of such signs.

     4.2  Environmental Definitions.  As used in this Lease, "Hazardous
          -------------------------
Material" shall mean any substance that is (a) defined under any Environmental Law as a hazardous substance, hazardous waste, hazardous material, pollutant or contaminant, (b) a petroleum hydrocarbon, including crude oil or any fraction or mixture thereof, (c) hazardous, toxic, corrosive, flammable, explosive, infectious, radioactive, carcinogenic or a reproductive toxicant, or (d) otherwise regulated pursuant to any Environmental Law. As used in this Lease, "Environmental Law" shall mean all federal, state and local laws, statutes, ordinances, regulations, rules, judicial and administrative orders and decrees, permits, licenses, approvals, authorizations and similar requirements of all federal, state and local governmental agencies or other governmental authorities pertaining to the protection of human health and safety or the environment, now existing or later adopted during the term of this Lease. As used in this Lease, "Permitted Activities" shall mean the lawful activities of Tenant that are part of the ordinary course of Tenant's business in accordance with the Permitted Use specified in the Basic Lease Information. As used in this Lease, "Permitted Materials" shall mean the materials that do not constitute Hazardous Materials and which are otherwise handled by Tenant in the ordinary course of conducting Permitted Activities.

     4.3  Environmental Requirements.  Tenant hereby agrees that:  (a) Tenant
          --------------------------
shall conduct, or permit to be conducted, on the Premises only activities which are Permitted Activities; (b) Tenant shall not use, store or otherwise handle, or permit any use, storage or other handling of, any Hazardous Material except for small amounts of office supplies for the photocopy machine, white-out and the like, on or about the Premises, and except for a diesel generator and fuel therefor which are part of the Tenant Improvements, and which Tenant agrees to install and operate in accordance with Environmental Law; (c) Tenant shall obtain and maintain in effect all permits and licenses required pursuant to any Environmental Law for Tenant's activities on the Premises, and Tenant shall at all times comply with all applicable Environmental Laws; (d) Tenant shall not engage in the storage, treatment or disposal on or about the Premises of any Hazardous Material except for any temporary accumulation of waste generated in the course of Permitted Activities; (e) Tenant shall not install any aboveground or underground storage tank or any subsurface lines for the storage or transfer of any Hazardous Material; (f) Tenant shall not cause or permit to occur any release of any Hazardous Material or any condition of pollution or nuisance on or about the Premises, whether affecting surface water or groundwater, air, the land or the subsurface environment; (g) Tenant shall promptly remove from the Premises any Hazardous Material introduced, or permitted to be introduced, onto the Premises by Tenant; and (h) if any release of a Hazardous Material to the environment, or any condition of pollution or nuisance, occurs on or about or beneath the Premises as a result of any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees, Tenant shall, at Tenant's sole cost and expense, promptly undertake all remedial measures required to clean up and abate or otherwise respond to the release, pollution or nuisance in accordance with all applicable Environmental Laws. Landlord and Landlord's representatives shall have the right, but not the obligation, to enter the Premises at any reasonable time and upon reasonable notice for the purpose of inspecting the Premises in order to determine Tenant's compliance with the requirements of this Lease and applicable Environmental Law. If Landlord gives written notice to Tenant that Tenant's use, storage or handling of any Hazardous Material on the Premises may not comply with this Lease or applicable Environmental Law, Tenant shall correct any such violation within five (5) days after Tenant's receipt of such notice from Landlord, but nothing herein shall be construed to allow Tenant to use, store or handle Hazardous Materials in the Premises. Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, actions, judgments, liabilities, costs, expenses, losses, damages, penalties, fines and obligations of any nature (including reasonable attorneys' fees and disbursements incurred in the investigation, defense or settlement of claims) that Landlord may incur as a result of, or in connection with, claims arising from the presence, use, storage, transportation, treatment, disposal, release or other handling, on or about or beneath the Premises, of any Hazardous Material introduced or permitted on or about or beneath the Premises by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. The liability of Tenant under this Section
                                                                       -------
4.3 shall survive the termination of this Lease with respect to acts or
---
omissions that occur before such termination.

     Notwithstanding the foregoing, but without limiting Tenant's liability under this Section 4.3, Tenant shall be entitled to use at the Premises office
           -----------
supplies regularly used in the conduct of Tenant's business so long as the same are purchased, used, stored and disposed of in accordance with applicable Environmental Laws. From time to time at Landlord's request Tenant shall advise Landlord which, if any, of these supplies constitute Hazardous Material. Tenant acknowledges that (i) Landlord has delivered to Tenant a copy of the most recent Phase I environmental report pertaining to the Premises which is in Landlord's possession, and (ii) Tenant has read and is satisfied with the same.

     4.4  Compliance With Law.  Tenant shall, at Tenant's sole cost and expense,
          -------------------
promptly comply with all laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force, with all requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with all directions and certificates of occupancy issued pursuant to any law by any governmental agency or officer, insofar as any thereof relate to or are required by the condition, use or occupancy of the Premises or the operation, use or maintenance of any personal property, trade fixtures, machinery, equipment or improvements in the Premises, but Tenant shall not be required to make structural changes or changes to the systems included in Base Building Improvements unless such changes are related to or required by Tenant's acts or use of the Premises or by improvements made by or for Tenant or are otherwise specifically made the responsibility of Tenant in this Lease.

     4.5  Rules and Regulations.  Tenant shall faithfully observe and fully
          ---------------------
comply with all reasonable rules and regulations (the "Rules and Regulations") from time to time made in writing and delivered to Tenant by Landlord for the safety, care, use and cleanliness of the Project or the common areas of the Project and the preservation of good order therein. If there is any conflict, this Lease shall prevail over the Rules and Regulations.

     4.6  Entry by Landlord.  Landlord shall have the right to enter the
          -----------------
Premises at any reasonable time and upon reasonable prior notice (except in the event of an emergency) to (a) inspect the Premises, (b) exhibit the Premises to prospective purchasers, lenders or tenants, (c) determine whether Tenant is performing all of Tenant's obligations, (d) supply any service to be provided by Landlord, (e) post notices of nonresponsibility, and (f) make any repairs to the Premises, or make any repairs to any adjoining space or utility services, or make any repairs, alterations or improvements to any other portion of the Project, provided all such work shall be done as promptly as reasonably practicable and so as to cause as little interference to Tenant as reasonably practicable. Tenant waives all claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry, except to the extent caused by Landlord's gross negligence or willful misconduct. Tenant shall provide Landlord at all times, without request, with a key or keys to all locks for all doors in, on or about the Premises (excluding Tenant's vaults, safes and similar special security areas designated in writing by Tenant). Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of such means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

                                   ARTICLE 5
                                   ---------

                            Utilities and Services
                            ----------------------

     5.1  Tenant's Responsibilities.  Tenant shall pay, directly to the
          -------------------------
appropriate supplier before delinquency, for all telephone services supplied to the Premises (and with any other service or utility that Landlord, in the exercise of its reasonable discretion, agrees that Tenant may provide directly to itself rather than through Landlord, collectively "Exempt S&U") together with all taxes, assessments, surcharges and similar expenses relating to such utilities and services. If any such utilities or services are jointly metered with the Premises and another part of the Project, Landlord shall reasonably determine Tenant's share of the cost of such jointly metered utilities and services based on Landlord's estimate of usage, and Tenant shall pay as additional rent Tenant's share of the cost of such jointly metered utilities and services to Landlord within ten (10) days after receipt of Landlord's written statement for such cost. Landlord shall not be in default under this Lease or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abated (except as provided in Section 5.2(i)) or a
                                                --------------
constructive or other eviction be deemed to have occurred by reason of, any interruption of or failure to supply or delay in supplying any such utilities and services, including those described in Section 5.2 below, or any limitation,
                                           -----------
curtailment, rationing or restriction on use of water, electricity, gas or any resource or form of energy or other service serving the Premises or the Project, whether such results from mandatory restrictions or voluntary compliance with guidelines. To the extent Tenant is permitted by Landlord to provide an Exempt S&U, there shall be excluded from CAM Expenses any service or utility supplied to the Building by the Exempt S&U.

     5.2  Landlord's Responsibilities.  Landlord shall provide the following
          ---------------------------
utilities and services to the Building:

     (a)  HVAC. Landlord shall, on Monday through Friday, from 8:00 A.M. to 6:00
          ----
P.M. and Saturday, from 9:00 A.M. to 1:00 P.M. ("Normal Hours") except for the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas ("Normal Holidays"), provide to the Premises heating, ventilation, and air conditioning ("HVAC") for the comfortable occupancy of the Premises in accordance with the capacity of the HVAC system furnished by Landlord as part of the Base Building Improvements (as described on Schedule 1 to Exhibit B). With
                                                              ---------
respect to Tenant's computer room, Tenant will provide, at its sole cost and expense (except as may be reimbursed from the Tenant Improvement Allowance), any supplemental HVAC unit required to provide air conditioning to such computer room on a twenty-four (24) hour basis.

     (b)  Electricity.  Landlord shall provide to the Premises, twenty-four (24)
          -----------
hours a day, seven (7) days a week, every day of the year, a minimum of five (5) watts consumed load per USF of the Premises of electric power (in addition to the electrical power required for lighting) for the operation of Tenant's computers, equipment and machines for the conduct of business offices ("General Use"), not to exceed the reasonable capacity of the Base Building.

     (c)  Water.  Landlord shall provide at all times reasonably necessary
          -----
amounts of water for restrooms and drinking fountains furnished by Landlord.

     (d)  Janitorial. Landlord shall provide janitorial services to the Premises
          ----------
each evening, five days per week (except for normal holidays) which shall at least include the services on the attached Exhibit J. Such services may be
                                           ---------
expanded, or provided by Tenant rather than Landlord, to the extent provided in Exhibit J.
---------

     (e)  Lights.  Landlord shall replace all electric light bulbs, tubes and
          ------
ballasts in the Premises throughout the Term promptly following notice from Tenant and shall charge Tenant separately for the actual costs incurred by Landlord in connection therewith. Landlord may, at Landlord's reasonable discretion and following prior notice to Tenant, adopt a system of relamping and reballasting periodically on a group basis in accordance with good practice and shall charge Tenant separately for the actual costs incurred by Landlord in connection therewith.

     (f)  Window Washing/Window Washing Equipment.  Landlord shall furnish as a
          ---------------------------------------
service for the Building window washing of all windows in the Premises, both inside and out, at such times as shall be required in Landlord's reasonable judgment, but all exterior windows shall be washed at least twice each year and the interior side of such exterior windows shall be washed one (1) time per year.

     (g)  Separate Metering. Landlord anticipates that all utilities it provides
          -----------------
to the Premises will be separately metered to measure only Tenant's use.

     (h)  Excess Usage.  In the event Tenant utilizes the HVAC at other than
          ------------
Normal Hours, Landlord shall have the right to charge Tenant for each utilization by imposing a fee of ten dollars forty-two cents ($10.42) per hour (increased by 4% per year, compounded, on each anniversary of the Commencement
Date). Such hourly amount is the charge for HVAC for the entire Building - if Tenant utilizes the HVAC for less than the entire Building, the hourly fee charged shall be an appropriate pro rata portion of $10.42 per hour. Tenant agrees to install, at

Tenant's expense, monitoring equipment reasonably acceptable to Landlord, which will measure and report HVAC after hours use. Such fee shall be additional rent. In the event Tenant utilizes at the Premises a second or third shift of personnel or its equivalent, Tenant acknowledges that there will be wear and tear on the Base Building Improvements, including non-HVAC and other systems, which exceed that contemplated by Landlord on the date hereof, and that Landlord shall have the right to recover for the cost of the excess wear and tear in one or both of the following ways, although Landlord may not recover twice for the same cost: (i) by imposing a periodic change on Tenant which Landlord reasonably determines is proportionate to the excess wear and tear caused by Tenant and to the shortened economic life of the components of the Base Building Improvements or any of them (other than HVAC); and (ii) should any of such Base Building Improvements (other than HVAC) require replacement or repairs which are Capital Expenses during the Lease Term, by amortizing the cost of such replacement or repair over a period of time permitted by generally accepted accounting principles and including such amortization during the Lease Term as part of Additional Monthly Rent. For these purposes, (a) Landlord's cost may include actual or anticipated interest expense and a fee of five percent (5%) of such cost for management, (b) this paragraph (h) shall control over anything to the contrary in Section 3.6 or Exhibit M and (c) nothing in this paragraph (h) shall
            -----------    ---------
relieve Landlord of its responsibilities in Exhibit B with respect to the
                                            ---------
construction of the Base Building Improvements.

     (i) In the event that Tenant is prevented from using, and does not use, the Premises or any significant portion thereof for three (3) consecutive business days or ten (10) business days in any twelve (12) month period (the "Eligibility Period") as a result the failure of Landlord to provide the services described above in this Section 5.2, then the Base Rent and Additional
                                 -----------
Rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or any substantial portion thereof, in the proportion that the rentable area of the portion of the Premises Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises, but only to the extent that the foregoing is caused by Landlord's negligence or willful misconduct or that of its agents, employees or contractors (other than the suppliers of utilities). If Tenant's non use is not caused by Landlord's negligence or willful misconduct but Landlord receives proceeds of rent or other insurance to compensate it for any abatement afforded to Tenant, then Base Rent and Additional Rent shall be abated to the extent that Landlord actually receives such rent or other insurance.

                                   ARTICLE 6
                                   ---------

                            Maintenance and Repairs
                            -----------------------

     6.1  Obligations of Landlord.
          -----------------------

     (a) Landlord shall maintain, and keep in good repair and operating condition, reasonable wear and tear excepted, the Building, the Premises (other than the Tenant Improvements and Tenant's furniture, trade fixtures and equipment which shall be the responsibility of Tenant to keep in good repair and operating condition), the roof and other structural components of the Premises and the common areas of the Project. Tenant shall give Landlord written notice of the need for any maintenance or repair for which Landlord is responsible, after which Landlord shall have a reasonable opportunity to perform the maintenance or make the repair, and Landlord shall not be liable for any failure to do so unless such failure continues for an unreasonable time after Tenant gives such written notice to Landlord. Tenant waives any right to perform maintenance or make repairs for which Landlord is responsible at Landlord's expense, except as provided in paragraph (b) below. Landlord's liability with respect to any maintenance or repair for which Landlord is responsible shall be limited to the cost of the maintenance or repair. Any damage to any part of the Project for which Landlord is responsible that is caused by Tenant or any agent, officer, employee, contractor, licensee or invitee of Tenant shall be repaired by Landlord at Tenant's expense and Tenant shall pay to Landlord, upon billing by Landlord, as Additional Rent, the cost of such repairs incurred by Landlord to the extent such repairs are not covered by insurance carried by Landlord pursuant to this Lease.

     (b)  Tenant's Right to Make Repairs.  Notwithstanding paragraph (a) above,
          ------------------------------
if Tenant provides written notice to Landlord of Landlord's failure to repair or replace any portion of the Building or the Premises which Landlord is required to repair or replace hereunder and Landlord fails to repair within a reasonable period of time, given the circumstances, after the receipt of such notice, but in any event not later than twenty-one (21) days after receipt of such notice (plus such additional time as is reasonably required under the circumstances, assuming that Landlord began work within such twenty-one (21) day period), then Tenant may proceed to make the repair or replacement upon delivery of an additional ten (10) business days' notice to Landlord specifying that Tenant is doing so if such repairs or replacement was not made by Landlord within such ten
(10) business day period (or commenced to be made and thereafter pursued diligently to completion). If Tenant makes such repair or replacement following Landlord's refusal to do so, Tenant shall be entitled to prompt reimbursement by Landlord of Tenant's reasonable costs and expenses in doing so plus interest thereon at the Interest Rate as defined in Section 3.4 of the Lease. In the
                                           -----------
event Tenant makes the repair or replacement, and such work will affect the structure of the Building and/or the Building systems, Tenant shall use only those contractors used by Landlord in the Building for work on such structure of the Building or Building systems unless such contractors are unwilling or unable to perform, or timely and competitively perform, such work, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in comparable buildings. Furthermore, if Landlord does not deliver a detailed written objection to Tenant within thirty
(30) days after receipt of an invoice by Tenant of its costs of taking action which Tenant claims should have been taken by Landlord, and if such invoice from Tenant sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking such action on behalf of Landlord, then Tenant shall be entitled to deduct, from Rent payable by Tenant under the Lease, the amount set forth in such invoice. If, however, Landlord delivers to Tenant, within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such action did not have to be taken by Landlord pursuant to the terms of the Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not then be entitled to such deduction from Rent, but as Tenant's sole remedy, Tenant may proceed to claim a default by Landlord or, if elected by either Landlord or Tenant, the matter shall proceed to resolution by the selection of an arbitrator to resolve the dispute, which arbitrator shall be selected and qualified pursuant to the procedures set forth in Section 16 (Arbitration) of the Lease, and whose costs shall be paid for by
   ----------
the losing
party, unless it is not clear that there is a "losing party," in which event the costs of arbitration shall be shared equally. If Tenant prevails in the arbitration, the amount of the award (which shall include interest at the Interest Rate from the time of each expenditure by Tenant until the date Tenant receives such amount by payment or offset and attorneys' fees and related costs) may be deducted by Tenant from the rents next due and owing under the Lease.

     Notwithstanding the foregoing, Tenant shall have the right to make repairs or replacements which Landlord is otherwise required to make hereunder, and to recover up to $25,000 of the cost thereof as provided in the preceding paragraph, without written notice to Landlord, if each of the following conditions is met: (i) such repairs or replacements must be made immediately in order to avoid imminent danger to life or significant property damage, (ii) the need for such repairs or replacements became known to Tenant in such a time frame that written notice to Landlord is not practical and (iii) Tenant gives such notice to Landlord as is practical in the circumstances.

     6.2  Obligations of Tenant.  Tenant shall, at all times during the term of
          ---------------------
this Lease and at Tenant's sole cost and expense, maintain and repair the Premises and every part thereof (except only the parts for which Landlord is expressly made responsible under this Lease) and all equipment, fixtures and improvements therein and keep all of the foregoing clean and in good order and operating condition, ordinary wear and tear excepted. Tenant shall not damage the Premises or disturb the integrity and support provided by the floor and ceiling slabs and each wall within the Premises. Tenant shall, at Tenant's expense (to the extent such repairs are not covered by insurance carried by Landlord pursuant to this Lease), repair any damage to the Premises caused by Tenant or any agent, officer, employee, contractor, licensee or invitee of Tenant. Tenant shall take good care of the Premises and keep the Premises free from dirt, rubbish, waste and debris at all times. Tenant shall not overload the floors in the Premises or exceed the load-bearing capacity of the floors in the Premises. Tenant hereby waives the benefit of California Civil Code Sections 1932, 1941 and 1942 or under any similar law, statute or ordinance now
----------------------------
or hereafter in effect.

     6.3  Tenant's Obligations at the End of the Term.
          -------------------------------------------

     (a) Tenant shall, at the end of the Term, surrender to Landlord the Premises and all alterations, additions, fixtures (other than trade fixtures) and improvements therein or thereto in the same condition as when received, ordinary wear and tear and casualty damage excepted. In the event of any damage to the Premises on account of the removal of any movable furniture, equipment, trade fixtures, computers, office machines or other personal property, as permitted by Section 7.2, Tenant shall repair such damage at its expense prior
             -----------
to the end of the Term.

     (b) Under the circumstances specified in the Work Letter Agreement, Tenant may alter certain major components of the Building (such as the second floor, lobbies and restrooms). If Tenant elects to do so:

          (i) before commencing such alteration and after Landlord's approval of the plans therefor, Tenant shall deliver to Landlord a letter of credit issued by a financial institution, and in form and substance, satisfactory to Landlord. The face amount of the letter of credit shall be for such amount as Landlord reasonably determines would be necessary to restore the major components of the Building so altered by Tenant to their design and condition as described in the plans therefor contained in
     Schedule 1 to Exhibit B hereto, increased by four percent (4%) per year.
                   ---------
     Such letter of credit shall be held as security for Tenant's obligation to reimburse to Landlord all of its Restoration Costs described below. The expiration date on such letter of credit shall be at least one year after the Commencement Date and shall be renewed by Tenant for at least one year at a time no later than thirty (30) days prior to each scheduled expiration. In the event that Tenant does not deliver to Landlord written evidence of such renewal prior to the beginning of each of such thirty (30) day periods, Landlord may call the letter of credit in full and hold the proceeds thereof, without paying interest, as security for the obligations of Tenant under clauses (ii) and (iii) below;

          (ii) in the event Landlord determines, in the exercise of its reasonable judgment, that it is desirable at the end of the Term to restore the major components of the Building which were altered by Tenant to the design and condition contemplated by the plans therefor, which are described in Schedule 1 to Exhibit B hereto, then Landlord shall have the
                                ---------
     right to so restore such major components to such design and condition (A) after the end of the Term or (B) if in Landlord's reasonable judgment it is necessary to complete the work of such restoration before the end of the Term in order to avoid an economic hardship to Landlord on account of a then active lease negotiation, then before the end of the Term (provided, that Landlord shall in all cases have the right to commence and complete such restoration so that it will be complete no later than sixty (60) days after the end of the Term). Landlord shall give Tenant notice at the time Landlord approves Tenant's space plan pursuant to Exhibit B of Landlord's
                                                       ---------
     determination of whether such major components must be removed at the end of the Term. Under no circumstances shall an open ceiling plan be deemed a "major component" for this purpose. All of the reasonable costs and expenses of Landlord in prosecuting and completing such restoration (including the fees of architects, contractors and others, the costs of permits and approvals and a fee of five percent (5%) to Landlord for supervision) ("Restoration Costs") shall be paid by Tenant or reimbursed to Landlord within ten (10) days after receipt of an invoice from Landlord itemizing such costs and requesting payment or reimbursement. Landlord shall bid competitively the hard costs of the Restoration Work. Landlord shall have the right to call on the letter of credit described above in the event any such payment by Tenant is not made when due. At Landlord's election, it may design and construct such restoration in a way which is different from the plans described in Schedule I of Exhibit B; however,
                                                         ---------
     Tenant shall not be obligated to reimburse Landlord for any sum which exceeds what the Restoration Cost would have been had the restoration been in accordance with such plans;

          (iii) Tenant shall grant Landlord full access to the Building for the purpose of designing and carrying out the restoration described above, and no interruption or disturbance by Landlord or its agents or contractors of Tenant's operations in the conduct of such restoration shall constitute a default by Landlord hereunder or grant Tenant the right to damages or to terminate this Lease; and

          (iv) Landlord shall use commercially reasonable efforts in conducting the restoration described above to coordinate with Tenant in order to mitigate disruption to and interference with Tenant's business operations.

                                   ARTICLE 7
                                   ---------

                          Alteration of the Premises
                          --------------------------

     7.1  No Alterations by Tenant.  Tenant shall not make any alterations,
          ------------------------
additions or improvements in or to the Premises or any part thereof (collectively, "Alterations"), including attaching any fixtures or equipment thereto, without Landlord's prior written consent which shall not be withheld unreasonably. However, Tenant may make Alterations without Landlord's consent if the total cost of such Alterations in any calendar year is fifty thousand dollars ($50,000) or less and such Alterations do not affect Building systems, the structure or roof of the Building or the exterior aesthetics of the Building. Tenant shall give Landlord at least ten (10) days prior written notice before commencing any such Alterations. All Alterations (except improvements made by Landlord pursuant to Exhibit B, if any) in or to the
                                          ---------
Premises shall be made by Tenant at Tenant's sole cost and expense as follows:

     (a) Tenant shall submit to Landlord, for Landlord's written approval if it is required, complete plans and specifications for all Alterations to be done by Tenant. If it is usual and customary for similarly situated tenants to prepare less than complete plans and specifications before commencing comparable work, then Tenant may deliver to Landlord what is usual and customary. Such plans and specifications shall be prepared by responsible interior designers and engineer(s), shall comply with all applicable codes, laws, ordinances, rules and regulations, shall demonstrate that the exterior appearance of the Building will not be affected by such Alterations, shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the Project, and shall not propose Alterations which will adversely affect the structure or the structural integrity of the Building or any systems, components or elements of the Building or Project, unreasonably interfere with any other tenant's normal and customary business office operations, or affect the aesthetics of the exterior of the Building (individually and collectively, the "Design Criteria").

     (b) Tenant shall obtain all required permits for the Alterations. Tenant shall engage responsible licensed contractor(s) and subcontractor(s) to perform all work. The contractor(s) shall be subject to Landlord's consent, which shall not be withheld unreasonably. Tenant shall perform all work in accordance with the plans and specifications approved by Landlord, in a good and workmanlike manner, in full compliance with all applicable laws, codes, ordinances, rules and regulations, and free and clear of any mechanics' liens and in full compliance with the construction rules and regulations included as part of the Tenant Improvement Manual identified in Section 4.1 of the Work Letter
                                        -----------
Agreement. Tenant shall pay for all work (including the cost of all utilities, permits, fees, taxes, and property and liability insurance premiums in connection therewith) required to make the Alterations. In addition, Tenant shall pay Landlord a construction management fee of three (3%) percent of the total cost of the Alterations, additions and/or improvements, such fee to be paid in installments as the work progresses. Under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of design of any work, construction of any work, or delay in completion of any work. All work of the Alterations, regardless of whether Landlord's consent is required, shall be scheduled through and be subject to the reasonable supervision of Landlord and shall be performed in accordance with any reasonable conditions or regulations imposed by Landlord. In this regard, Landlord's construction manager shall safeguard the interests of Tenant as well as represent Landlord. All work of Alterations shall be in compliance with the Union Requirement described in Section 13 of the Work Letter Agreement.
                               -----------

     (c) Tenant shall give written notice to Landlord of the date on which construction of any work will be commenced at least ten (10) business days prior to such date. Tenant shall keep the Premises and the Project free from mechanics', materialmen's and all other liens arising out of any work performed, labor supplied, materials furnished or other obligations incurred by Tenant. Tenant shall promptly and fully pay and discharge all claims on which any such lien could be based. Tenant shall have the right to contest the amount or validity of any such lien, provided Tenant gives prior written notice of such contest to Landlord, prosecutes such contest by appropriate proceedings in good faith and with diligence, and, upon request by Landlord, furnishes such bond as may be required by law or such security as Landlord may require to protect the Premises and the Project from such lien. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Project from such liens, and to take any other action Landlord deems necessary to remove or discharge liens or encumbrances at the expense of Tenant.

     (d) In connection with any work performed by Tenant in accordance with this Section 7.1, upon completion of any such work, at Landlord's request,
     -----------
Tenant agrees to prepare and Landlord shall execute if factually correct, and Tenant shall cause a Notice of Completion to be recorded in the County Recorder's Office in accordance with Section 3093 of the Civil Code of the State
                                     ------------
of California or any successor statute. On completion of the work, Tenant shall deliver to Landlord both a hard copy and copy on CAD Diskette of the "as built" plan and specifications (including working drawings) for all Alterations. Promptly following the completion of any Alterations, Tenant shall deliver to Landlord a copy of any signed-off permits, inspection cards or other documentation, if any is required and available given the nature of the Alteration, evidencing governmental approval of completion of the work. Any supervision by Landlord of Alteration shall in no event constitute Landlord's approval of the work so performed.

     7.2  Landlord's Property; Removal at End of Term.  All Alterations,
          -------------------------------------------
including Alterations made pursuant to Exhibit B, whether temporary or permanent
                                       ---------
in character, made in or to the Premises by Landlord or Tenant shall become part of the Project and Landlord's property. Upon expiration or earlier termination of this Lease, Landlord shall have the right, at Landlord's option, by giving written notice to Tenant at any time before or within sixty (60) days after such expiration or termination, to retain all such Alterations in the Premises, without compensation to Tenant. Under the circumstances described below, Landlord may on expiration or termination remove some or all of such Alterations, repair all damage caused by any such removal, restore the Premises to the condition in which the Premises existed before such Alterations were made and charge the cost thereof to Tenant. The circumstances are these: (i) in the case of the Alterations described in Exhibit B (i.e., the original Tenant
                                     ---------
Improvements), Landlord may remove at Tenant's expense only nonstandard improvements which it identifies to Tenant in writing at the time of Landlord's approval of Tenant's plans therefor, as provided in Exhibit B; and (ii) in the
                                                    ---------
case of other Alterations, Landlord may remove those which in Landlord's reasonable judgment would not have significant value in connection with reletting the Premises; provided, that if Tenant requests Landlord's approval to
                        --------
make such Alterations, Landlord will advise Tenant at that time whether Landlord will require removal. Where Tenant is responsible for the cost of removal, repair and restoration, it shall pay to Landlord, upon billing by Landlord, the cost of such removal, repair and restoration (including a reasonable charge for Landlord's overhead and profit). Landlord shall have the hard costs of removal, repair and restoration competitively bid. All movable furniture, equipment, trade fixtures, computers, office machines and other personal property shall remain the property of Tenant. Upon termination of this Lease, Tenant shall, at Tenant's expense, remove all such movable furniture, equipment, trade fixtures, computers, office machines and other personal property from the Project and repair all damage caused by any such removal. Termination of this Lease shall not affect the obligations of Tenant pursuant to this Section 7.2 to be performed after such termination.
                        -----------


                                   ARTICLE 8
                                   ---------

                         Indemnification and Insurance
                         -----------------------------

     8.1  Damage or Injury.  Landlord shall not be liable to Tenant, and Tenant
          ----------------
hereby waives all claims against Landlord, for any damage to or loss or theft of any property or for any bodily or personal injury, illness or death of any person in, on or about the Premises or the Building or the Project arising at any time and from any cause whatsoever, except to the extent caused by the gross negligence or willful misconduct of Landlord, its agents, employees or contractors. Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising from or related to (i) any use or occupancy of the Premises or any condition of the Premises (provided, that Tenant shall have no responsibility for Hazardous Materials existing on or in the Premises or the Project on the date hereof or hereafter brought onto the Project by Landlord), (ii) any default in the performance of Tenant's obligations under this Lease, (iii) any damage to any property (including property of employees and invitees of Tenant), or (iv) any bodily or personal injury, illness or death of any person (including employees and invitees of Tenant), in each case which occurs in, on or about the Premises or any part thereof arising at any time and from any cause whatsoever (except to the extent caused by the gross negligence or willful misconduct of Landlord its agents, employees or contractors), or which occurs in, on or about any other part of the Project to the extent caused by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. This Section
                                                                       -------
8.1 shall survive the termination of this Lease with respect to any damage,
---
bodily or personal injury, illness or death occurring prior to such termination. Under no circumstances shall Landlord or Tenant be liable to the other, or to the officers, directors, members, agents or employees of the other, for consequential or exemplary damages arising from or relating to a breach by Landlord or Tenant of its obligations under this Lease.

     8.2  Insurance Coverages and Amounts.  Tenant shall, at all times during
          -------------------------------
the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force the insurance coverages and amounts set forth in this Section 8.2. Tenant
                                                            -----------
shall maintain commercial general liability insurance, including contractual liability for the obligations of Tenant in this Lease, broad form property damage liability, fire, legal liability, premises and completed operations, and medical payments, with limits not less than three million dollars ($3,000,000) per occurrence and aggregate, insuring against claims for bodily injury, personal injury and property damage arising from the use, occupancy or maintenance of the Premises and the Project. The policy shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke or fumes from a hostile fire. Any general aggregate shall apply on a per location basis. Tenant shall maintain business auto liability insurance with limits not less than two million dollars ($2,000,000) per accident covering owned, hired and non-owned vehicles used by Tenant. Tenant shall maintain umbrella excess liability insurance on a following form basis in excess of the required commercial general liability, business auto and employers liability insurance with limits not less than five million dollars ($5,000,000) per occurrence and aggregate. Tenant shall carry workers' compensation insurance for all of its employees in statutory limits in the state in which the Project is located and employers liability insurance which affords not less than five hundred thousand dollars ($500,000) for each coverage. Tenant shall maintain all risk property insurance for all personal property of Tenant and improvements, fixtures and equipment constructed or installed by Tenant or Landlord (including Tenant Improvements and subsequent Alterations) in the Premises in an amount not less than the full replacement cost. If required by Landlord, Tenant shall maintain boiler and machinery insurance against loss or damage from an accident from the equipment in the Premises in an amount determined by Landlord and plate glass insurance coverage against breakage of plate glass in the Premises. Any deductibles selected by Tenant shall be the sole responsibility of Tenant.

     8.3  Insurance Requirements.  All insurance and all renewals thereof shall
          ----------------------
be issued by companies with a rating of at least "A-" "VIII" or better in the current edition of Best's Insurance Reports and be licensed to do and doing business in the state in which the Project is located. Each policy shall expressly provide that the policy shall not be canceled or materially altered without thirty (30) days' prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such period of thirty (30) days shall have expired. All liability insurance (except employers' liability) shall name Landlord and any other parties designated by Landlord (including any investment manager, asset manager or property manager) as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose (or the onset of which occurred or arose) during the policy period and in any way pertaining to this Lease or Tenant's occupancy of the Premises, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. All property insurance shall name Landlord as loss payee as respects Landlord's interest in any improvements and betterments. Tenant shall deliver certificates of insurance, acceptable to Landlord, to Landlord at least ten (10) days before the Commencement Date and at least ten (10) days before expiration of each policy. If Tenant fails to insure or fails to furnish any such insurance certificate, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them, and Tenant shall pay to Landlord on written demand, as additional rent, all premiums paid by Landlord.

     8.4  Subrogation.  Tenant waives on behalf of all insurers under all
          -----------
policies of property insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any such insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Landlord waives on behalf of all insurers under all policies of property insurance now or hereafter carried by Landlord insuring or covering the Project, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any such insurer might otherwise, if at all, have to any claims of Landlord against Tenant. Landlord and Tenant shall procure from each of the insurers under all policies of property insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Tenant against Landlord as required by this Section
                                                                       -------
8.4.
---

     8.5  Landlord's Fire and Casualty Insurance.  Landlord shall insure the
          --------------------------------------
Building and the Project against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage. Such coverage shall be in such amounts, from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine, provided that such coverage shall (i) be for full replacement of the Building and the Project in compliance with all then existing applicable laws, (ii) provide for rent continuation insurance equal to not less than twelve (12) months rent; and (iii) be with companies and have policies meeting the criteria set forth in Section 8.3 in this Lease. However, if Tenant
                                  -----------
at any time determines that the proceeds of such insurance would not be adequate to cover all or substantially all of the repair and restoration costs for which Landlord would be responsible under Section 11.2 should a casualty covered
                                    ------------
thereby occur ("repair costs"), it may require Landlord to increase the amount or coverage of the insurance required to be obtained by Landlord under this
Section 8.5 in order that such insurance will cover all or substantially all of
-----------
the repair costs, but only if such insurance is readily available from insurers meeting the requirements of Section 8.3; any increased cost of such insurance
                            -----------
shall be an Operating Cost. Landlord shall not be obligated to insure the Tenant Improvements or Tenant's Alterations, moveable furniture, equipment, trade fixtures, or personal property. Additionally, at the sole option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders or any mortgages or deeds of trust encumbering the interest of Landlord in the Building or the Project.

                                   ARTICLE 9
                                   ---------

                            Assignment or Sublease
                            ----------------------

     9.1  Prohibition.  (a)  Tenant shall not, directly or indirectly, without
          -----------
the prior written consent of Landlord (which consent shall not be unreasonably withheld, conditioned or delayed), assign this Lease or any interest herein or sublease the Premises or any part thereof, or permit the use or occupancy of the Premises by any person or entity other than Tenant. Tenant shall not, directly or indirectly, without the prior written consent of Landlord, pledge, mortgage or hypothecate this Lease or any interest herein. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant involuntarily or by operation of law without the prior written consent of Landlord. For purposes of this Lease, any of the following transfers on a cumulative basis shall constitute an assignment of this Lease that requires the prior written consent of Landlord: if Tenant is a corporation, the transfer of more than forty-nine percent (49%) of the stock of the corporation; if Tenant is a partnership, the transfer of more than forty-nine percent (49%) of the capital or profits interest in the partnership; and if Tenant is a trust, the transfer of more than forty-nine (49%) of the beneficial interest under the trust. However, if Tenant is a corporation with equity securities registered under Section 12 of the Securities Exchange Act of 1934, then a transfer of such securities shall not be deemed an assignment of this Lease for which Landlord's consent is required. Any of the foregoing acts without such prior written consent of Landlord shall be void and shall, at the option of Landlord, constitute a default that entitles Landlord to terminate this Lease. Tenant agrees that the instrument by which any assignment or sublease to which Landlord consents is accomplished shall expressly provide that the assignee or subtenant will perform all of the covenants to be performed by Tenant under this Lease (in the case of a sublease, only insofar as such covenants relate to the portion of the Premises subject to such sublease) as and when performance is due after the effective date of the assignment or sublease and that Landlord will have the right to enforce such covenants directly against such assignee or subtenant. Any purported assignment or sublease without an instrument containing the foregoing provisions shall be void. Tenant shall in all cases remain liable for the performance by any assignee or subtenant of all such covenants.

     (b) Notwithstanding paragraph (a) above, without obtaining Landlord's prior written consent, Tenant shall have the right: (i) to sublease not more than fifty percent (50%) of the Premises to affiliates of Tenant (meaning entities in which Tenant owns 50% or more of the outstanding voting interests) provided that Tenant notifies Landlord in advance of such subletting and delivers to Landlord (x) the names and addresses of such affiliates, (y) the part of the Premises which they will occupy and (z) a written commitment of such affiliates to observe all of the terms of this Lease which pertain to such part;
(ii) to permit suppliers to Tenant to occupy no more than twenty percent (20%) of the Premises upon satisfying the foregoing requirements as to such suppliers, and so long as the presence of such suppliers is permitted by the Permitted Uses; (iii) to assign this Lease, after notice to Landlord, to any entity which acquires all or substantially all of Tenant (assets or voting stock) so long as such entity agrees to assume and perform all of the obligations of Tenant hereunder in a form reasonably acceptable to Landlord on or before the date of assignment; and (iv) to assign this Lease or to sublet 50% or more of the Premises to an affiliate of Tenant, as defined above, upon prior notice to Landlord; provided, that no right to assign or sublet to an affiliate hereunder
          --------
shall be used as a subterfuge to avoid Landlord's rights to consent to transfers or to recapture the Premises, and Landlord's consent shall be required with respect to all proposed assignments of this Lease or subletting of 50% or more of the Premises to affiliates of Tenant or its successors in interest after an aggregate of two (2) such assignments or sublettings have been made.

     9.2  Landlord's Consent or Termination.  If Tenant wishes to assign this
          ---------------------------------
Lease or sublease all or any part of the Premises, Tenant shall give written notice to Landlord identifying the intended assignee or subtenant by name and address and specifying all of the terms of the intended assignment or sublease. Tenant shall simultaneously give Landlord such additional information concerning the intended assignee or subtenant (including complete financial statements and a business history) and the intended assignment or sublease (including true copies thereof) as Landlord requests. For a period of thirty (30) days after such written notice is given by Tenant, Landlord shall have the right, by giving written notice to Tenant, (a) to consent in writing to the intended assignment or sublease, (b) in the case of an assignment of this Lease or a sublease of substantially the entire Premises for substantially the balance of the term of this Lease when Landlord's consent is required, to terminate this Lease, which termination shall be effective as of the date on which the intended assignment or sublease would have been effective if Landlord had not exercised such termination right or (c) to withhold its consent, provided such consent is not unreasonably withheld. If Landlord fails to notify Tenant of its election within such thirty (30) day period, Landlord will be deemed to have consented to the proposed assignment or, when appropriate, the proposed sublease.

     9.3  Completion.  If Landlord consents in writing, Tenant may complete the
          ----------
intended assignment or sublease subject to the following covenants: (a) the assignment or sublease shall be on substantially the same terms (and at the rent) as set forth in the written notice given by Tenant to Landlord, (b) no assignment or sublease shall be valid and no assignee or subtenant shall take possession of the Premises or any part thereof until an executed duplicate original of such assignment or sublease or photocopy thereof, in compliance with
Section 9.1 hereof, has been delivered to Landlord, (c) no assignee or subtenant
-----------
shall have a right further to assign or sublease except in accordance with the provisions contained in this Lease, including the termination right granted to Landlord, and (d) one half (1/2) of the "excess rent" (as hereinafter defined) derived from such assignment or sublease shall be paid to Landlord. Such excess rent shall be deemed to be, and shall be paid by Tenant to Landlord as, additional rent. Tenant shall pay such excess rent to Landlord immediately as and when such excess rent becomes due and payable to Tenant. As used in this
Section 9.3, "excess rent" shall mean the amount by which the total money and
-----------
other economic consideration to be paid by the assignee or subtenant for the assignment or sublease, whether denominated rent or otherwise, exceeds, in the aggregate, the total amount of rent which Tenant is obligated to pay to Landlord under this Lease (prorated to reflect the rent allocable to the portion of the Premises subject to such assignment or sublease and for that portion of the Term hereof covered), less only (i) the reasonable costs paid by Tenant for additional improvements installed in the portion of the Premises subject to such assignment or sublease by Tenant at Tenant's sole cost and expense for the specific assignee or subtenant in question, (ii) reasonable leasing commissions paid by Tenant in connection with such assignment or sublease, if any, without deduction for carrying costs due to vacancy or otherwise, and (iii) any improvement allowance or other economic concession (planning allowance, moving expenses, etc.) paid by Tenant to its sublessee or assignee and pertaining directly to the sublease or assignment in question. For this purpose, Tenant shall allocate to such assignment or sublet a fair amount of the economic consideration received by Tenant in a related transaction if the assignment or sublet is part of the related transaction involving Tenant and the proposed assignee or subtenant. No part of the economic consideration being paid for any of the following shall be included in "excess rent": good will related to the operating business of Tenant as opposed to the Premises, moveable furniture, equipment, trade fixtures, computers, office machines and other personal property.

     9.4  Tenant Not Released.  No assignment or sublease whatsoever shall
          -------------------
release Tenant from Tenant's obligations and liabilities under this Lease or alter the primary liability of Tenant to pay all rent and to perform all obligations to be paid and performed by Tenant. No assignment or sublease shall amend or modify this Lease in any respect, and every assignment and sublease shall be subject and subordinate to this Lease. The acceptance of rent by Landlord from any other person or entity shall not be deemed to be a waiver by Landlord of any provision of this Lease. Consent to one assignment or sublease shall not be deemed consent to any subsequent assignment or sublease. Tenant shall pay to Landlord all direct costs and shall reimburse Landlord for all expenses incurred by Landlord in connection with any assignment or sublease requested by Tenant. If any assignee, subtenant or successor of Tenant defaults in the performance of any obligation to be performed by Tenant under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments or subleases or amendments or modifications to this Lease with assignees, subtenants or successors of Tenant, without notifying Tenant or any successor of Tenant and without obtaining any consent thereto from Tenant or any successor of Tenant, and such action shall not release Tenant from liability under this Lease.

     9.5  Landlord's Consent.  If Landlord does not elect to terminate the
          ------------------
Lease, Landlord shall not unreasonably withhold, condition or delay its consent to any proposed assignment and/or subletting. The parties hereby agree that the reasons under this Lease and under any Applicable Law for Landlord to withhold consent to any proposed assignment or subleasing shall include, but not be limited to, one or more of the following:

     (a) The assignee or sublessee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project as reflected by the then existing tenants of the Project with respect to comparable space;

     (b) The assignee or sublessee intends to use the Premises for purposes which are not permitted under this Lease;

     (c) The assignee or sublessee is either a governmental agency or instrumentality thereof unless Landlord, with respect to the Building, has leased space to, or approved subleases with, comparable (in terms of use, security issues, express or implied power of eminent domain, reputation, character and size of space in the Project) governmental agencies or instrumentalities thereof;

     (d) The assignee or sublessee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the assignment or sublease on the date consent is requested;

     (e) The proposed assignment or sublease would cause a violation of an exclusive right granted by Landlord in good faith in another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease as a result of the proposed use to be made of the space by the sublessee or assignee, provided that upon request from Tenant, Landlord shall provide Notice of all applicable exclusive rights;

     (f) The proposed assignee or sublessee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or sublessee, has been in negotiation with Landlord to lease space in the Project within the prior six (6) months or is a tenant in the Project; provided, that this paragraph (f) shall not be applicable if
                                 -------------
Landlord does not have comparably sized space available in the Project which is available for rent by such proposed assignee or sublessee.

     9.6  Remedies.  If Tenant assigns or sublets without Landlord's consent,
          --------
such an assignment or subleasing shall be null and void and Landlord may exercise its rights and remedies under this Lease. If Landlord unreasonably withholds its consent to a proposed sublease or assignment, Tenant may institute arbitration proceedings seeking specific performance and/or damages under
Article 16.
----------

                                  ARTICLE 10
                                  ----------

                        Events of Default and Remedies
                        ------------------------------

     10.1 Default by Tenant.  The occurrence of any one or more of the following
          -----------------
events ("Event of Default") shall constitute a breach of this Lease by Tenant:

     (a) Tenant fails to pay any Base Rent, or any Additional Monthly Rent, or any Additional Rent or other amount of money or charge payable by Tenant hereunder as and when such rent becomes due and payable and such failure continues for more than three (3) business days after Landlord gives written notice thereof to Tenant; provided that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure
Section 1161; or
------------

     (b) Tenant fails to perform or breaches any other agreement or covenant of this Lease to be performed or observed by Tenant as and when performance or observance is due and such failure or breach continues for more than twenty (20) days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such agreement or covenant, such failure or breach cannot reasonably be cured within such period of twenty (20) days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure or breach within such period of twenty (20) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach within a period of forty-five
(45) days after Landlord's notice; and provided further that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161; or
                                   ------------

     (c) Tenant (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, (ii) makes an assignment for the benefit of its creditors, or (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant or of any substantial part of Tenant's property; or

     (d) Without consent by Tenant, a court or government authority enters an order, and such order is not vacated within thirty (30) days, (i) appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part of Tenant's property, or (ii) constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, or (iii) ordering the dissolution, winding-up or liquidation of Tenant; or

     (e) This Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days; or

     (f) Tenant abandons the Premises within the meaning of California Civil Code Section 1951.3.
     --------------

     10.2 Termination.  In the event of any such Event of Default by Tenant, in
          -----------
addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder and to remove Tenant from the Premises. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from
Tenant:

     (a) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

     (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

     (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

     (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

As used in Subsection 10.2(a) and (b) above, the "worth at the time of award" is
           --------------------------
computed by allowing interest at the maximum rate permitted by law per annum.
As used in Subsection 10.2(c) above, the "worth at the time of award" is
           ------------------
computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     10.3 Continuation.  In the event of any such Event of Default by Tenant,
          ------------
Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant for such period of time as may be required by applicable law after which time Landlord may dispose of such property in accordance with applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 10.3 shall be construed as an
                                          ------------
election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. In addition to its other rights under this Lease, Landlord has the remedy described in California Civil Code Section 1951.4
                                                           --------------
(Landlord may continue the Lease in effect after Tenant's breach and abandonment and recover the rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

     10.4 Remedies Cumulative.  Upon the occurrence of an Event of Default,
          -------------------
Landlord shall have the right to exercise and enforce all rights and remedies granted or permitted by law. The remedies provided for in this Lease are cumulative and in addition to all other remedies available to Landlord at law or in equity by statute or otherwise. Exercise by Landlord of any remedy shall not be deemed to be an acceptance of surrender of the Premises by Tenant, either by agreement or by operation of law. Surrender of the Premises can be effected only by the written agreement of Landlord and Tenant.

     10.5 Tenant's Primary Duty.  All agreements and covenants to be performed
          ---------------------
or observed by Tenant under this Lease shall be at Tenant's sole cost and expense and without any abatement of rent, except as otherwise expressly set forth in this Lease. If Tenant fails to pay any sum of money to be paid by Tenant or to perform any other act to be performed by Tenant under this Lease beyond any applicable notice and cure period, Landlord shall have the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on behalf of Tenant in accordance with this Lease. All sums so paid by Landlord and all costs incurred or paid by Landlord shall be deemed additional rent hereunder and Tenant shall pay the same to Landlord on written demand, together with interest on all such sums and costs from the date of expenditure by Landlord to the date of repayment by Tenant at the rate of ten percent (10%) per annum.

     10.6 Abandoned Property.  If Tenant vacates the Premises, or is
          ------------------
dispossessed by process of law or otherwise, any movable furniture, equipment, trade fixtures or personal property belonging to Tenant and left in the Premises shall, at the option of the Landlord, be deemed to be abandoned, and Landlord shall have the right to use, sell or otherwise dispose of such personal property in any commercially reasonable manner.

     10.7 Landlord Default.  If Landlord defaults under this Lease, Tenant shall
          ----------------
give written notice to Landlord specifying such default with particularity, and Landlord shall have thirty (30) days after receipt of such notice within which to cure such default; provided, that if by the nature of the obligation of which Landlord is in default the default cannot reasonably be cured within such period of thirty (30) days, Landlord shall not be deemed in default hereunder so long as it commences with due diligence and dispatch the curing of such default within such period of thirty (30) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such default within a period of sixty (60) days after Tenant's notice. In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages and the provisions of Section 15.17 shall apply.
                      -------------

                                  ARTICLE 11
                                  ----------

                             Damage or Destruction
                             ---------------------

     11.1 Restoration; Rent Abatement.  If the Building or the Premises, or any
          ---------------------------
part thereof, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease, and this Lease is not terminated pursuant to
Section 11.2 hereof, Landlord shall repair such damage and restore the Building
------------
and the Premises (but not the Tenant Improvements, Alterations or any of Tenant's trade fixtures or personal property) to substantially the same condition in which the Building and the Premises existed before the occurrence of such fire or other casualty and this Lease shall, subject to this Section
                                                                     -------
11.1, remain in full force and effect.  If such fire or other casualty damages
----
the Premises or common areas of the Building necessary for Tenant's use and occupancy of the Premises then, during the period the Premises are rendered unusable by such damage, including a reasonable time for Tenant to repair or replace its Tenant Improvements, Alterations, equipment, trade fixtures and personal property, Tenant shall be entitled to a reduction in Base Rent and Additional Rent in the proportion that the area of the Premises rendered unusable by such damage bears to the total area of the Premises, and to the extent that such portion damaged is rendered unusable. Landlord shall not be obligated to repair any damage to, or to make any replacement of, any Tenant Improvements, Alterations, movable furniture, equipment, trade fixtures or personal property in the Premises. Tenant shall, at Tenant's sole cost and expense, promptly repair and replace all such Tenant Improvements, Alterations, movable furniture, equipment, trade fixtures and personal property in accordance with the rules and procedures applicable to Alterations and shall coordinate with Landlord and its work in order to complete the same in an expeditious and commercially reasonable manner.

     11.2 Termination of Lease.  If the Building or the Premises, or any part
          --------------------
thereof, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease and (a) such fire or other casualty occurs during the last twelve (12) months of the term of this Lease, Tenant has not exercised an option to extend the Lease Term and the repair and restoration work to be performed by Landlord and Tenant in accordance with Section 11.1 hereof would
                                                    ------------
cost, as reasonably estimated by Landlord, fifty (50%) percent or more of the cost to replace the entire Premises, or (b) the insurance proceeds received by Landlord in respect of such damage are, together with an additional One Million Dollars ($1,000,000) not adequate to pay the entire cost (excluding the deductible amount), as reasonably estimated by Landlord, of the repair and restoration work to be performed by Landlord in accordance with Section 11.1
                                                                ------------
hereof, or (c) the repair and restoration work to be performed by Landlord in accordance with Section 11.1 hereof cannot, as reasonably estimated by Landlord,
                ------------
be completed within one (1) year after the occurrence of such fire or other casualty, then, in any such event, Landlord shall have the right, by giving written notice within sixty (60) days after the occurrence of such fire or other casualty, to terminate this Lease as of the date of such notice. In addition, in each of the circumstances described in clauses (a) and (c) above, Tenant shall have the right, by giving Landlord written notice to Tenant within sixty (60) days after the occurrence of such fire or other casualty, to terminate this Lease as of the date of such notice. In addition, Tenant shall have the right to terminate this Lease in the circumstance described in clause (b) above when Landlord notifies Tenant, within sixty (60) days after the occurrence of such fire or other casualty, of Landlord's election to perform the restoration work to be performed by Landlord in accordance with Section 11.1 and to bear the cost
                                               ------------
thereof to the extent it exceeds the insurance proceeds in respect of such fire or other casualty plus One Million Dollars ($1,000,000). If neither Landlord nor Tenant exercises its right to terminate this Lease in accordance with this
Section 11.2, Landlord shall repair such damage and restore the Building and the
------------
Premises in accordance with Section 11.1 hereof, Tenant shall repair its Tenant
                            ------------
Improvements, Alterations, movable furniture, equipment, trade fixtures and personal property and this Lease shall, subject to Section 11.1 hereof, remain
                                                   ------------
in full force and effect.

     11.3 Exclusive Remedy.  This Article 11 shall be Tenant's sole and
          ----------------        ----------
exclusive remedy in the event of damage or destruction to the Premises or the Building, and Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases Tenant's rights under California Civil Code Sections 1932(2) and 1933(4). No damages, compensation or claim shall be
     ----------------     -------
payable by Landlord for any inconvenience, any interruption or cessation of Tenant's business, or any annoyance, arising from any damage to or destruction of all or any portion of the Premises or the Building.

                                  ARTICLE 12
                                  ----------

                                Eminent Domain
                                --------------

     12.1 Condemnation.  Landlord shall have the right to terminate this Lease
          ------------
if all or any substantial part of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease. Tenant shall have the right to terminate this Lease if a substantial portion of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease and the remaining portion of the Premises is not reasonably suitable for Tenant's purposes. In each such case, Landlord or Tenant shall exercise such termination right by giving written notice to the other within thirty (30) days after the date of such taking. If either Landlord or Tenant exercises such right to terminate this Lease in accordance with this Section 12.1, this Lease shall terminate as of the date of
                     ------------
such taking. If neither Landlord nor Tenant exercises such right to terminate this Lease in accordance with this Section 12.1, this Lease shall terminate as
                                   ------------
to the portion of the Premises so taken as of the date of such taking and shall remain in full force and effect as to the portion of the Premises not so taken, and the Base Rent and Tenant's Percentage Share shall be reduced as of the date of such taking in the proportion that the area of the Premises so taken bears to the total area of the Premises and an appropriate adjustment shall be made to Tenant's share of CAM Expenses, Property Taxes and Insurance Costs incurred with respect to the Project as a whole. If all of the Premises are taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease, this Lease shall terminate as of the date of such taking.

     12.2 Award.  If all or any part of the Premises is taken by exercise of the
          -----
power of eminent domain, all awards, compensation, damages, income, rent and interest payable in connection with such taking shall, except as expressly set forth in this Section 12.2, be paid to and become the property of Landlord, and
              ------------
Tenant hereby assigns to Landlord all of the foregoing. Without limiting the generality of the foregoing, Tenant shall have no claim against Landlord or the entity exercising the power of eminent domain for the value of the leasehold estate created by this Lease or any unexpired term of this Lease. Tenant shall have the right to claim and receive directly from the entity exercising the power of eminent domain only the share of any award determined to be owing to Tenant for the taking of improvements installed in the portion of the Premises so taken by Tenant at Tenant's sole cost and expense based on the unamortized cost actually paid by Tenant for such improvements, for the taking of Tenant's movable furniture, equipment, trade fixtures and personal property, for loss of goodwill, for interference with or interruption of Tenant's business, or for removal and relocation expenses.

     12.3 Temporary Use.  Notwithstanding Sections 12.1 and 12.2 hereof to the
          -------------                   ----------------------
contrary, if the use of all or any part of the Premises is taken by exercise of the power of eminent domain during the term of this Lease on a temporary basis for a period of less than one (1) year, this Lease shall continue in full force and effect, Tenant shall continue to pay all of the rent and to perform all of the covenants of Tenant in accordance with this Lease, to the extent reasonably practicable under the circumstances, and the condemnation proceeds in respect of such temporary taking shall be paid to Tenant.

     12.4 Definition of Taking.  As used herein, a "taking" means the
          --------------------
acquisition of all or part of the Building for a public use by exercise of the power of eminent domain or voluntary conveyance in lieu thereof and the taking shall be considered to occur as of the earlier of the date on which possession of the Building (or part so taken) by the entity exercising the power of eminent domain is authorized as stated in an order for possession or the date on which title to the Building (or part so taken) vests in the entity exercising the power of eminent domain.

     12.5 Exclusive Remedy.  This Article 12 shall be Tenant's sole and
          ----------------        ----------
exclusive remedy in the event of a taking or condemnation. Tenant hereby waives the benefit of California Code of Civil Procedure Section 1265.130.
                                                  ----------------

                                  ARTICLE 13
                                  ----------

                            Subordination and Sale
                            ----------------------

     13.1 Subordination.  This Lease shall be subject and subordinate at all
          -------------
times to the lien of all deeds of trust securing any amount or amounts whatsoever which may now exist or hereafter be placed on or against the Building or the Project or on or against Landlord's interest or estate therein, all without the necessity of having further instruments executed by Tenant to effect such subordination. Notwithstanding the foregoing, in the event of a foreclosure of any such deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease shall not be terminated or extinguished, nor shall the rights and possession of Tenant hereunder be disturbed, if no Event of Default then exists under this Lease, and Tenant shall attorn to the person who acquires Landlord's interest hereunder through any such deed of trust. In the event Landlord elects to place a deed of trust on its interest in the Building or the Project, it shall obtain for the benefit of its Lender and Tenant a subordination, nondisturbance and attornment agreement in a commercially reasonable form, reasonably acceptable to its Lender, and Tenant agrees to execute, acknowledge and deliver upon demand such agreement and further instruments evidencing such subordination of this Lease to the lien of all such deeds of trust as may reasonably be required by Landlord or its lender. Landlord agrees that if the existing deed of trust affecting the Building has not been reconveyed by January 31, 2001, at Tenant's request Landlord shall obtain such a subordination, non-disturbance and attornment agreement with respect thereto.

     13.2 Sale of the Project.  If the original Landlord hereunder, or any
          -------------------
successor owner of the Project, sells or conveys the Project, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing after such sale or conveyance shall terminate and the original Landlord, or such successor owner, shall automatically be released therefrom, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

     13.3 Estoppel Certificate.  At any time and from time to time, Tenant
          --------------------
shall, within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord a certificate certifying: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification); (b) the Commencement Date and the Expiration Date
determined in accordance with Article 2 hereof and the date, if any, to which
                              ---------
all rent and other sums payable hereunder have been paid; (c) that no notice has been received by Tenant of any default by Tenant hereunder which has not been cured, except as to defaults specified in such certificate; (d) that to the best of Tenant's knowledge Landlord is not in default under this Lease, except as to defaults specified in such certificate; and (e) such other matters as may be reasonably requested by Landlord or any actual or prospective purchaser or mortgage lender. Any such certificate may be relied upon by Landlord and any actual or prospective purchaser or mortgage lender of the Project or any part thereof. At any time and from time to time, Tenant shall, within ten (10) days after written request by Landlord, deliver to Landlord copies of all current financial statements (including a balance sheet, an income statement, and an accumulated retained earnings statement), annual reports, and other financial and operating information and data of Tenant prepared by Tenant in the course of Tenant's business. In the event Tenant has securities registered under Section 12 of the Securities Exchange Act of 1934, Tenant shall be required to furnish only those financial statements and operating information which are available to the public. Unless available to the public, Landlord shall disclose such financial statements, annual reports and other information or data only to actual or prospective purchasers or mortgage lenders or partners of the Project or any part thereof, and otherwise keep them confidential unless other disclosure is required by law. Landlord agrees that within ten (10) days of the written request of Tenant given not more than two (2) times in any calendar year, Landlord will furnish to Tenant a certificate certifying to the information contained in clauses (a), (b), (c) and (d) (except that such information shall be with respect to notices received by Landlord and defaults of Tenant) above, and any such certificate may be relied upon by Tenant and its lenders, assignees and subtenants to the same extent as Landlord is entitled to rely upon a similar certificate given by Tenant.

                                  ARTICLE 14
                                  ----------

                                    Notices
                                    -------

     14.1 Method.  All requests, approvals, consents, notices and other
          ------
communications given by Landlord or Tenant under this Lease shall be properly given only if made in writing and either deposited in the United States mail, postage prepaid, certified with return receipt requested, or delivered by hand (which may be through a messenger or recognized delivery, courier or air express service) and addressed as follows: To Landlord, c/o Investment Development Services, Inc., 888 West 6/th/ Street, 9/th/ Floor, Los Angeles, California 90017, Attn.: David G. Mgrublian, with a copy to: Paul, Hastings, Janofsky & Walker LLP, 345 California Street, Twenty-Ninth Floor, San Francisco, California 94104, Attn: Charles V. Thornton, or at such other place as Landlord may from time to time designate in a written notice to Tenant; to Tenant at the address of Tenant specified in the Basic Lease Information, or at such other place as Tenant may from time to time designate in a written notice to Landlord; and to Guarantor (if any) at the address of Guarantor specified in the Basic Lease Information, or at such other place as Guarantor may from time to time designate in a written notice to Landlord. Such requests, approvals, consents, notices and other communications shall be effective on the date of receipt (evidenced by the certified mail receipt) if mailed or on the date of hand delivery if hand delivered. If any such request, approval, consent, notice or other communication is not received or cannot be delivered due to a change in the address of the receiving party of which notice was not previously given to the sending party or due to a refusal to accept by the receiving party, such request, approval, consent, notice or other communication shall be effective on the date delivery is attempted. Any request, approval, consent, notice or other communication under this Lease may be given on behalf of a party by the attorney for such party.

                                  ARTICLE 15
                                  ----------

                                 Miscellaneous
                                 -------------

     15.1 General.  The words "Landlord" and "Tenant" as used herein shall
          -------
include the plural as well as the singular. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. This Lease shall benefit and bind Landlord and Tenant and the permitted personal representatives, heirs, successors and assigns of Landlord and Tenant. If any provision of this Lease is determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. Tenant shall not record this Lease or any memorandum or short form of it. This Lease shall be governed by and construed in accordance with the laws of the state in which the Project is located.

     15.2 No Waiver.  The waiver by Landlord or Tenant of any breach of any
          ---------
covenant in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other covenant in this Lease, nor shall any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in strict accordance with this Lease. The subsequent acceptance of rent hereunder by Landlord or the payment of rent by Tenant shall not waive any preceding breach by Tenant of any covenant in this Lease, nor cure any Event of Default, nor waive any forfeiture of this Lease or unlawful detainer action, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance or payment of such rent.

     15.3 Attorneys' Fees.  If there is any legal action or proceeding between
          ---------------
Landlord and Tenant to enforce this Lease or to protect or establish any right or remedy under this Lease, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees and disbursements shall be included in and as a part of such judgment.

     15.4 Exhibits.  Exhibit A (Plan(s) Outlining the Premises and the Project),
          --------   ---------
Exhibit B (Work Letter Agreement), Exhibit C (Form of Memorandum Confirming
---------                          ---------
Term), Exhibit E (Rules and Regulations), Exhibit F (Option to Extend/Fair
       ---------                          ---------
Market Rental Rate), Exhibit I (Right of First Offer), Exhibit J (Janitorial
                     ---------                         ---------
Services), Exhibit K (Parking Rules and Regulations), Exhibit L (Letter of
           ---------                                  ---------
Credit Information), Exhibit M (Certain Limitations on CAM Expenses) and
                     ---------
any other attachments specified in the Basic Lease Information, are attached to and made a part of this Lease and once again incorporated into this Lease by this reference.

     15.5 Broker(s).  Landlord and Tenant warrant and represent to one another
          ---------
that the representing party has negotiated this Lease directly with the real estate broker(s) specified in the Basic Lease Information and has not authorized or employed, or acted by implication to authorize or to employ, any other real estate broker to act for the representing party in connection with this Lease.

     15.6 Waivers of Jury Trial and Certain Damages.  Landlord and Tenant each
          -----------------------------------------
hereby expressly, irrevocably, fully and forever releases, waives and relinquishes any and all right to trial by jury and any and all right to receive punitive, exemplary and consequential damages from the other (or any past, present or future board member, trustee, director, officer, employee, agent, representative, or advisor of the other) in any claim, demand, action, suit, proceeding or cause of action in which Landlord and Tenant are parties, which in any way (directly or indirectly) arises out of, results from or relates to any of the following, in each case whether now existing or hereafter arising and whether based on contract or tort or any other legal basis: this Lease; any past, present or future act, omission, conduct or activity with respect to this Lease; any transaction, event or occurrence contemplated by this Lease; the performance of any obligation or the exercise of any right under this Lease; or the enforcement of this Lease. Landlord and Tenant reserve the right to recover actual or compensatory damages, with interest, attorneys' fees, costs and expenses as provided in this Lease, for any breach of this Lease.

     15.7 Entire Agreement.  There are no oral agreements between Landlord and
          ----------------
Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, term sheets, brochures, videos, CD ROMS, Web site info, offers, agreements and understandings, oral or written, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Premises or the Project. There are no commitments, representations or assurances between Landlord and Tenant or between any real estate broker and Tenant other than those expressly set forth in this Lease and all reliance with respect to any commitments, representations or assurances is solely upon commitments, representations and assurances expressly set forth in this Lease. This Lease may not be amended or modified in any respect whatsoever except by an agreement in writing signed by Landlord and Tenant.

     15.8 Parking.
          -------

     (a) Tenant shall be entitled to the exclusive use of the number of unreserved parking spaces designated in the Basic Lease Information free of charge (except that the costs incurred by Landlord with respect to such parking shall be included in Operating Costs) for the initial term of this Lease except for any charges imposed by governmental agencies beyond Landlord's control. Tenant shall not use more parking spaces than said number and shall comply with the Parking Rules and Regulations attached as Exhibit K.
                                              ---------

     (b)  The "Edison Easement" is shown on Exhibit A-1, and Landlord has the
                                            -----------
right to use the same subject to the rights of Southern California Edison Company ("SCE"). Subject to the rights of SCE, Tenant shall have the exclusive right to use the area covered by the Edison Easement to the same extent and subject to the same conditions applicable to Landlord.

However, in the event Landlord wishes to utilize part or all of the Edison Easement for other purposes related to the Project or for the benefit of other tenants in the Project, it may so notify Tenant. If within five (5) business days after receiving such notice Tenant notifies Landlord that Tenant intends to use the Edison Easement area, Tenant shall be obligated to spend at least one hundred seventy-five thousand dollars ($175,000) to improve the Edison Easement area within a period of ninety (90) days thereafter, to Landlord's reasonable satisfaction and in accordance with applicable law. If Tenant does not give such notice, Tenant shall have no further rights to the Edison Easement area. In such event Landlord shall have the right to permit the Edison Easement area to be used by other tenants in the Project, and for that purpose shall have the right to permit such other tenants free and unencumbered access across Tenant's parking area in order to gain access to the Edison Easement area. Such access shall not reduce below five hundred thirty-eight (538) the number of parking spaces to which Tenant is entitled, and Tenant and Landlord shall cooperate in order to ensure that the users of the Edison Easement area do not also utilize any of Tenant's exclusive parking spaces.

     15.9   Choice of Law. This Lease shall be governed by and construed
            -------------
pursuant to the laws of the State of California.

     15.10  No Air Rights.  No rights to any view or to light or air over any
            -------------
property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time the light or view from windows is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

     15.11  Modification of Lease.  Should any current or prospective mortgagee
            ---------------------
or ground lessor for the Building or Project require a modification of this Lease, which modification will not cause an increased cost or expense to Tenant or (other than in a de minimus manner) or adversely change the rights or obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within twenty (20) days following a request therefor. At the request of Landlord or Tenant or any mortgagee or ground lessor, Tenant and Landlord agree to execute a short form of Lease memorandum and deliver the same to the requesting party within twenty (20) days following the request therefor, the recordation of which shall be at the sole cost and expense of the party seeking recordation. Landlord shall pay for Tenant's reasonable costs (not to exceed two thousand five hundred dollars ($2,500)) in reviewing and negotiating any such modification.

     15.12  Landlord's Title.  Landlord's title is and always shall be paramount
            ----------------
to the title of Tenant.

     15.13  Application of Payments.  Unless Tenant, by Notice to Landlord,
            -----------------------
specifically restricts how such payment is to be applied, Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect. However, while Landlord must accept payments made under protest, Landlord is not obligated to accept a payment made with other restrictions, and such payment, if not accepted by Landlord, shall be returned to Tenant within five (5) business days of demand by Tenant.

     15.14  Time of Essence.  Time is of the essence with respect to the
            ---------------
performance of every term, covenant and condition of this Lease in which time of performance is a factor. Whenever in the Lease a payment is required to be made by one party to the other, but a specific date for payment is not set forth or a specific number of days within which payment is to be made is not set forth, or the words "immediately," "promptly," and/or "on demand," or their equivalent, are used to specify when such payment is due, then such payment shall be due thirty (30) days after the date that the party which is entitled to such payment sends Notice to the other party demanding such payment.

     15.15  Right to Lease.  Landlord reserves the absolute right to effect such
            --------------
other tenancies in the Project as Landlord in the exercise of its sole business judgment and shall determine to best promote the interests of the Building or Project.

     15.16  Force Majeure.  Any prevention, delay or stoppage due to strikes,
            -------------
lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire, earthquake or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to rent and other charges to be paid by Tenant pursuant to this Lease (collectively, a "Force Majeure Event"), shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage notwithstanding anything to the contrary contained in this Lease. Therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure Event.

     15.17  Exculpation.  The liability of Landlord to Tenant for any default by
            -----------
Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Building (including any insurance proceeds which Landlord receives). Landlord shall have no personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Under no circumstances shall Tenant seek or obtain a personal money judgment against Landlord. The limitations of liability contained in this Section 15.17 shall inure to the benefit of
                            -------------
Landlord's present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner or member of Landlord (if Landlord is a partnership or limited liability company), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor Tenant shall be liable under any circumstances for injury or damage to, or interference with, Tenant's or Landlord's business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

     15.18  No Discrimination.  Tenant covenants by and for itself and Tenant's
            -----------------
officers, executives, administrators, assigns and all persons claiming under or through Tenant, that this Lease is made and accepted upon and subject to the following conditions: there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, religion, sex, marital status, national origin or ancestry in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the Premises hereby leased, nor shall Tenant itself, or any person claiming under or through Tenant, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of subtenants, sublessees or vendees in the Premises.

     15.19  Counterparts.  This Lease may be executed in any number of
            ------------
counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

     15.20  Roof Rights.  As part of its Tenant Improvements, Tenant shall have
            -----------
the right, at its expense but without the payment of additional rent, to install telecommunications equipment on the roof of the Building for its own use and that of its affiliates who are subleasing space in the Premises from Tenant, although it shall not have the right to utilize such equipment for the use of others, with or without compensation. The installation of such telecommunications equipment shall be subject to the Design Criteria and all of the provisions of the Work Letter Agreement, and shall not prohibit the use of the roof for equipment of Landlord, so long as such equipment of Landlord does not unreasonably interfere with equipment installed by Tenant. Under no circumstances shall Tenant's use of its telecommunications equipment interfere with the ability of Landlord or other tenants of the Project to utilize telecommunications equipment, and the installation of such equipment shall be consistent with Landlord's plan regarding the aesthetics of the Building. All of such telecommunications equipment, if installed, shall be removed by Tenant at its expense on the expiration or earlier termination of the Lease, and all damages caused by such removal shall be paid upon demand by Tenant to Landlord.

     15.21  Signage.  Subject to obtaining Landlord's consent, which shall not
            -------
be withheld unreasonably, and consistent with the Design Criteria, Tenant shall have the right to install, at its sole cost and expense, signage on the top of the Building (which shall be an exclusive right), at the entry to the Building and monument signage in front of the Building, all of which identifies Tenant. The location, size, design and material of each of these signs shall be subject to Landlord's consent. In addition, subject to compliance with the Design Criteria, Tenant may incorporate its logo and signage on the walls of the elevator lobbies of the Building and on the entrance doors of the Building. At the expiration or earlier termination of the Lease, all of such signage shall be removed by Tenant at its sole cost and expense, and Tenant shall repair any damages caused by such removal. Landlord shall have the right to install monument signs identifying the Westlake North Business Park and, so long as they do not unreasonably interfere with Tenant's identification of the Premises, other signs identifying the management of the Premises by Landlord.

     15.22  Consent/Duty to Act Reasonably.  Except for any reference to the
            ------------------------------
words "sole", "absolute" or in "the sole discretion" (and except for matters which (a) might have an adverse effect on the structural integrity of the Building, (b) might have an adverse effect on the systems of the Building, or
(c) might have an effect on the aesthetics of the Building or the Project, including the exterior appearance of the Building), any time the consent of Landlord or Tenant is required, such consent shall not be unreasonably withheld, conditioned or delayed. Whenever the Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make allocations or other determinations (other than decisions to exercise expansion, contraction, cancellation, termination or renewal options and decisions with respect to

Rent), Landlord and Tenant shall act reasonably and in good faith.


                                  Arbitration
                                  -----------


     16.1   Exclusive Remedy/Payment Under Protest. The provisions of this
            --------------------------------------
Article 16 contain the sole and exclusive method, means and procedure to resolve
----------
any and all disputes or disagreements, including whether any particular matter constitutes, or with the passage of time would constitute, an Event of Default. The parties hereby irrevocably waive any and all rights to the contrary and shall at all times conduct themselves in strict, full, complete and timely accordance with the provisions of this Article 16. Any and all attempts to
                                       ----------
circumvent the provisions of this Article 16 shall be absolutely null and void
                                  ----------
and of no force or effect whatsoever. As to any matter submitted to arbitration to determine whether it would, with the passage of time, constitute an Event of Default, such passage of time shall not commence to run until any such affirmative determination, so long as it is simultaneously determined that the challenge of such matter as a potential Event of Default was made in good faith, except with respect to the payment of money. With respect to the payment of money, such passage of time shall not commence to run only if the party which is obligated to make the payment does in fact make the payment to the other party. Such payment can be made "under protest," which shall occur when such payment is accompanied by a good-faith notice stating why the party has elected to make a payment under protest. Such protest will be deemed waived unless the subject matter identified in the protest is submitted to arbitration as set forth as follows:


     (a)    Arbitration Panel. Within ninety (90) days after delivery of written
            -----------------
notice ("Notice of Dispute") of the existence and nature of any dispute given by any party to the other party, and unless otherwise provided herein in any specific instance, the parties shall each: (i) appoint one (1) lawyer actively engaged in the licensed and full-time practice of law, specializing in real estate leasing matters, in Los Angeles County for a continuous period immediately preceding the date of delivery ("Dispute Date") of the Notice of Dispute of not less than ten (10) years, but who has at no time ever represented or acted on behalf of any of the parties, and (ii) deliver written notice of the identity of such lawyer and a copy of his or her written acceptance of such appointment and acknowledgment of and agreement to be bound by the time constraints and other provisions of this Article 16 ("Acceptance") to the other
                                         ----------
parties hereto. The party who selects the lawyer may not consult with such lawyer, directly or indirectly, to determine the lawyer's position on the issue which is the subject of the dispute. In the event that any party fails to so act, such arbitrator shall be appointed pursuant to the same procedure that is followed when agreement cannot be reached as to the third arbitrator. Within ten (10) days after such appointment and notice, such lawyers shall appoint a third lawyer (together with the first two (2) lawyers, "Arbitration Panel") of the same qualification and background and shall deliver written notice of the identity of such lawyer and a copy of his or her written Acceptance of such appointment to each of the parties. In the event that agreement cannot be reached on the appointment of a third lawyer within such period, such appointment and notification shall be made as quickly as possible by any court of competent jurisdiction, by any licensing authority, agency or organization having jurisdiction over such lawyers, by any professional association of lawyers in existence for not less than ten (10) years at the time of such dispute or disagreement and the geographical membership boundaries of which extend to Los Angeles County or by any arbitration association or organization in existence for not less than ten (10) years at the time of such dispute or disagreement and the geographical boundaries of which extend to Los Angeles County, as determined by the party giving such Notice of Dispute and simultaneously confirmed in writing delivered by such party to the other party. Any such court, authority, agency, association or organization shall be entitled either to directly select such third lawyer or to designate in writing, delivered to each of the parties, an individual who shall do so. In the event of any subsequent vacancies or inabilities to perform among the Arbitration Panel, the lawyer or lawyers involved shall be replaced in accordance with the provisions of this Article 16 as if such replacement was an
                                       ----------
initial appointment to be made under this Article 16 within the time constraints
                                          ----------
set forth in this Article 16, measured from the date of notice of such vacancy
                  ----------
or inability, to the person or persons required to make such appointment, with all the attendant consequences of failure to act timely if such appointed person is a party hereto.

     (b)  Duty.  Consistent with the provisions of this Article 16, the members
          ----                                          ----------
of the Arbitration Panel shall utilize their utmost skill and shall apply themselves diligently so as to hear and decide, by majority vote, the outcome and resolution of any dispute or disagreement submitted to the Arbitration Panel as promptly as possible, but in any event on or before the expiration of thirty
(30) days after the appointment of the members of the Arbitration Panel. None of the members of the Arbitration Panel shall have any liability whatsoever for any acts or omissions performed or omitted in good faith pursuant to the provisions of this Article 16.
                   ----------

     (c)  Authority.  The Arbitration Panel shall (i) enforce and interpret the
          ---------
rights and obligations set forth in this Lease to the extent not prohibited by law, (ii) fix and establish any and all rules as it shall consider appropriate in its sole and absolute discretion to govern the proceedings before it, including any and all rules of discovery, procedure and/or evidence, and (iii) make and issue any and all orders, final or otherwise, and any and all awards, as a court of competent jurisdiction sitting at law or in equity could make and issue, and as it shall consider appropriate in its sole and absolute discretion, including the awarding of monetary damages (but shall not award consequential damages to either party and shall not award punitive damages except in situations involving knowing fraud or egregious conduct condoned by, or performed by, the person who, in essence, occupies the position which is the equivalent of the chief executive officer of the party against whom damages are to be awarded), the awarding of reasonable attorneys' fees and costs to the prevailing party as determined by the Arbitration Panel and the issuance of injunctive relief. If the party against whom the award is issued complies with the award, within the time period established by the Arbitration Panel, then no Event of Default will be deemed to have occurred, unless the Event of Default pertained to the non-payment of money by Tenant or Landlord, and Tenant or Landlord failed to make such payment under protest.

     (d)  Appeal.  The decision of the Arbitration Panel shall be final and
          ------
binding, may be confirmed and entered by any court of competent jurisdiction at the request of any party and may not be appealed to any court of competent jurisdiction or otherwise except upon a claim of fraud on the part of the Arbitration Panel, or on the basis of a mistake as to the applicable law. The Arbitration Panel shall retain jurisdiction over any dispute until its award has been implemented, and judgment on any such award may be entered in any court having appropriate jurisdiction.

     (e)  Compensation. Each member of the Arbitration Panel shall be
          ------------
compensated for any and all services rendered under this Article 16 at a rate of
                                                         ----------
compensation equal to the sum of (i) Two Hundred Fifty Dollars ($250.00) per hour and (ii) the sum of Ten Dollars ($10.00) per hour multiplied by the number of full years of the expired term under this Lease, plus reimbursement for any and all expenses incurred in connection with the rendering of such services, payable in full promptly upon conclusion of the proceedings before the Arbitration Panel. Such compensation and reimbursement shall be borne by the nonprevailing party as determined by the Arbitration Panel in its sole and absolute discretion.

     (f)  Exception.  Notwithstanding the foregoing, Landlord shall have the
          ---------
right to exercise its remedy of unlawful detainer against Tenant following the failure of Tenant to pay any portion of the rent or other sums due hereunder, and without regard to the other provisions of this Article 16. In addition,
                                                   ----------
Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other or in connection with any matter whatsoever arising out of or in connection with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises or any claim of injury or damage or the enforcement of any remedy under any statute, or otherwise.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date specified in the Basic Lease Information.


"Landlord"                                   "Tenant"


WESTLAKE NORTH ASSOCIATES, LLC,              homestore.com, Inc.
a Delaware limited liability company         a Delaware corporation

By:  IDS Westlake North Associates,
     LLC, a California limited liability     By: /s/ John Giesecke
                                                 ----------------------
     company                                 Name: John Giesecke
                                                   ---------------------
                                             Its:  EVP & CFO
                                                   ---------------------

     By: /s/ David Mgrublian                 By: /s/ Catherine Giffen
        -------------------------                -----------------------
     Name: David Mgrublian                   Name: Catherine Giffen
           ----------------------                  ---------------------
     Its:  Managing Director                 Its:  SVP HR & ADMIN
           ----------------------                  ---------------------

                                  EXHIBIT A-1
                                  -----------

                PLAN(S) OUTLINING THE PREMISES AND THE BUILDING
                -----------------------------------------------

This site plan is used solely for the purpose of identifying the approximate location and size of the Premises.

                                  EXHIBIT A-1

                                  EXHIBIT A-2
                                  -----------

                          PLAN OUTLINING THE PROJECT
                          --------------------------


This Project plan is used solely for the purpose of identifying the approximate location, size and scope of the of the Project. Building sizes, Project site dimensions, access, common and parking areas, and existing tenants and locations are subject to change at Landlord's discretion.

                                  EXHIBIT A-2

                                   EXHIBIT B
                                   ---------
                             WORK LETTER AGREEMENT
                             ---------------------
                              (Tenant Constructs)

     This Work Letter Agreement ("Agreement") is being entered into as of March 7, 2000, between Westlake North Associates, LLC, a Delaware limited liability company ("Landlord") and homestore.com, Inc., a Delaware corporation ("Tenant"), in connection with the execution of the Lease ("Lease") between Landlord and Tenant dated as of the date hereof and pertaining to space in Building I located at 30700 Russell Ranch Road, Westlake Village, California ("Building").
Landlord and Tenant hereby agree as follows:

1.   General.
     -------

     1.1  Purpose of Agreement.  The purpose of this Agreement is to set forth
          --------------------
how certain interior improvements in the Building and in the Premises are to be constructed, who will do such construction, who will pay for such construction, and the time schedule for completion of such construction.

     1.2  Defined Terms.  Except as defined in this Agreement to the contrary,
          -------------
all capitalized terms used in this Agreement shall have the same meaning as in the Lease.

     1.3  Lease Provisions.  The provisions of the Lease, except where clearly
          ----------------
inconsistent or inapplicable to this Agreement, are incorporated into this Agreement.

     2.   Landlord's Work.  Landlord shall, at Landlord's sole cost and expense
          ----------------
and without any deduction from the Tenant Improvement Allowance described below, perform the work necessary to construct the Building, including Base Building Improvements ("Landlord's Work"), listed on the plans itemized on the attached
Schedule 1.  Tenant acknowledges receipt of a copy of said plans.  Landlord
----------
agrees to make no change to said plans which would reduce the size of the Premises or reduce in any material way the quality of the Base Building Improvements without Tenant's written consent. Landlord agrees (i) to construct the Base Building Improvements in substantial accordance with the plans therefor and in compliance with all applicable laws, and (ii) to obtain warranties of contractors and suppliers which are customary in the industry.

     3.   Tenant's Designer.  Tenant has elected to retain, at Tenant's sole
          -----------------
cost and expense, Wirt Design Group, Inc. as designer ("Tenant's Designer") to prepare the Space Plan, Working Drawings and Final Plans (as defined in Sections
                                                                        --------
4.2, 4.3 and 4.5, respectively) for the Tenant Improvements (as defined in
----------------
Section 12.1).  Tenant's Designer shall be familiar with the Building and with
-------------
all applicable laws, statutes, codes, rules or regulations, including regulations and procedures promulgated by Landlord (collectively "Laws") applicable to tenant construction in the Building.

                                   EXHIBIT B

     4.   Plans and Specifications.
          ------------------------

     4.1  Tenant Improvement Manual. On or before the effective date of the
          -------------------------
Lease, Landlord shall deliver to Tenant the current instructions and requirements for performing tenant improvement work in the Building titled "Tenant Improvement Manual" dated January, 2000 ("Tenant Improvement Manual") to allow Tenant's Designer to complete a Space Plan, Working Drawings and Final Plans.

     4.2  Preparation and Approval of Space Plan.  Tenant shall submit to
          --------------------------------------
Landlord a space plan prepared by Tenant's Designer ("Space Plan") showing all demising walls, corridors, entrances, exits, doors, stairwells, interior partitions, and the locations of all offices, rooms and other spaces, including any conference rooms, computer rooms, mini-service kitchens, and reception areas. Landlord acknowledges that Tenant wishes to design creative space employing such features as exposed ceilings, limited private offices, potentially removal of a portion of the second floor and an outdoor recreation area. Landlord agrees to cooperate with Tenant and Tenant's desire to achieve a distinctive work environment which will enhance productivity and aid Tenant's recruiting and employee retention programs. As part of its efforts Tenant shall have the right, subject to Landlord's consent, to redesign the common areas (lobbies and restrooms) of the Building and the second floor of the Building, subject to Section 6.3 of the Lease.
           -----------

     Within three (3) business days after Landlord receives the Space Plan, Landlord shall by notice to Tenant either approve or disapprove the Space Plan, such approval not to be withheld unreasonably. Tenant shall make any changes necessary to respond to any disapproval, including failure to comply with the Design Criteria, and shall return the revised Space Plan to Landlord, who shall approve or disapprove it within two (2) business days after Landlord receives it. This procedure shall be repeated until Landlord's final written approval of the Space Plan has been delivered to Tenant. For purposes of approving the Space Plan, Landlord shall not require that Tenant's lighting plan be perceived as uniform when viewed from the outside of the Building

     4.3  Preparation and Approval of Working Drawings.  Following Landlord's
          --------------------------------------------
final approval of the Space Plan, Tenant shall submit to Landlord drawings prepared by Tenant's Designer ("Working Drawings") which shall be compatible with the design, construction and equipment of the Building (subject to Section
                                                                        -------
4.2), comply with all Laws, be capable of logical measurement and construction,
---
contain all information required for the preparation of the Engineering Drawings (as defined in Section 4.4) and for the construction of the Tenant Improvements,
               -----------
including but not limited to all architectural plans and specifications and all partition locations, plumbing locations, special air-conditioning requirements, reflected ceiling plans, office equipment locations, security systems and locations of electrical and computer outlets and all telephone switches and outlets.

     Within five (5) business days after Landlord receives the Working Drawings (or such portion as has from time to time been submitted), Landlord shall by notice to Tenant either approve them or designate the specific changes reasonably required to comply with the Design Criteria (subject to Section 4.2).
                                                                   -----------
Tenant shall make any changes required and shall return the revised Working Drawings to Landlord, who shall approve or disapprove them within three (3)

                                   EXHIBIT B
business days after Landlord receives them. This procedure shall be repeated until Landlord's final written approval of all of the Working Drawings has been delivered to Tenant.

     4.4  Preparation and Approval of Engineering Drawings.  Tenant shall submit
          ------------------------------------------------
to Landlord for Landlord's review and approval (a) engineering drawings prepared by R.M. Byrd & Associates, Inc. showing all structural steel modifications to the base building within the Premises, (b) mechanical drawings prepared by an engineer selected by Tenant and consented to by Landlord showing complete mechanical, electrical and plumbing plans relating to the Tenant Improvements and (c) telecommunications drawings prepared by an engineer or contractor selected by Tenant and approved by Landlord showing all telecommunication and computer cabling and all other engineering relating to the Tenant Improvements, including any roof installation (collectively, "Engineering Drawings").

     Within five (5) business days after Landlord receives the Engineering Drawings (or such portion as has from time to time been submitted), Landlord shall by notice to Tenant either approve them or designate the specific changes reasonably required to be made to the Engineering Drawings to comply with the Design Criteria (subject to Section 4.2). Tenant shall make any necessary
                            -----------
changes and shall return the revised Engineering Drawings to Landlord, who shall approve or disapprove them within three (3) business days after Landlord receives them. This procedure shall be repeated until Landlord's final written approval of all of the Engineering Drawings has been delivered to Tenant.

     4.5  Integration of Working Drawings and Engineering Drawings into Final
          -------------------------------------------------------------------
Plans.  After Landlord has finally approved the Engineering Drawings, Tenant
-----
shall cause Tenant's Designer to integrate the approved Working Drawings with the approved Engineering Drawings into final plans (collectively "Final Plans") and deliver the Final Plans to Landlord.

     Within three (3) business days after Landlord receives the Final Plans, Landlord shall by notice to Tenant either approve them or designate the specific changes reasonably required to comply with the Design Criteria (subject to
Section 4.2) and prior approvals.  Tenant shall make any required changes and
-----------
shall return the revised Final Plans to Landlord, who shall approve or disapprove them within three (3) business days after Landlord receives them. This procedure shall be repeated until Landlord's final written approval of the Final Plans has been delivered to Tenant.

     4.6  Cost of Design and Engineering.  The cost of all architectural and
          ------------------------------
design work, as well as the cost of all engineering and all permits, licenses and fees relating to the development of the Tenant Improvements, shall be paid by Tenant, but may be deducted from the Tenant Improvement Allowance.

     4.7  Landlord's Review.  Tenant agrees and understands that Landlord shall
          -----------------
not be the guarantor of, or responsible for, the correctness or accuracy of the Final Plans or compliance of the Final Plans with any Laws or for the performance of Tenant's Designer and or Tenant's Contractor of the work related to the design and construction of the Tenant Improvements. However, Landlord shall be responsible for the accuracy of the Base Building Plans, and in the event of any delay in the time necessary for Tenant to obtain approval of the Final Plans caused

                                   EXHIBIT B
by material inaccuracies in the Base Building Plans, (i) the Anticipated Commencement Date shall be delayed by the period of the delay Tenant experiences, assuming that Tenant acts promptly to notify Landlord of any such inaccuracy and does what it can reasonably do to avoid the consequences of the delay and (ii) Landlord shall reimburse Tenant for the reasonable, additional costs which it incurs and which are caused by such inaccuracies.

     4.8  Permits and Approvals.  Tenant shall be solely responsible (although
          ---------------------
Landlord agrees to cooperate at no cost to Landlord) for obtaining all governmental approvals of the Final Plans to the full extent necessary for the issuance of a building permit for the Tenant Improvements based on the Final Plans. Thereafter, Tenant shall also be solely responsible for obtaining all other necessary approvals and permits, including temporary and permanent certificates of occupancy, from all governmental agencies having authority over the construction and installation of the Tenant Improvements and shall undertake all steps necessary to insure that the construction of the Tenant Improvements is accomplished in compliance with the Final Plans, all Laws and the requirements and standards of any insurance underwriting board, inspection bureau or insurance carrier insuring the Premises pursuant to the Lease.

     5.   Contractors and Subcontractors.  Contractors, subcontractors and other
          ------------------------------
agents engaged by Tenant, Tenant's Designer or Tenant's Contractor (as defined below) from time to time to perform services with respect to the Tenant Improvements shall be subject to Landlord's prior reasonable approval and shall be subject to the Union Requirement. Each of the contractors and subcontractors listed in the Tenant Improvement Manual, if selected by Tenant in accordance with the terms hereof, is deemed approved by Landlord for work in the Building. All fire life safety work shall be performed by the fire life safety subcontractor listed in the Tenant Improvement Manual.

     After Landlord has finally approved the Final Plans, Tenant shall then submit the approved Final Plans for pricing to one or more licensed contractors selected by Tenant and approved by Landlord. Tenant shall select the contractor ("Tenant's Contractor") to construct the Tenant Improvements. Tenant's Contractor shall be duly licensed in the State of California and shall be experienced in the construction of tenant improvements in similar office buildings.

     Each contractor which Tenant proposed to use shall be notified in the bid package that Landlord and Tenant require that such general contractor identify all of the subcontractors it desires to use, which subcontractors shall be mutually approved by Landlord and Tenant. Tenant shall enter into a construction contract with Tenant's Contractor, which contract shall provide for a ten percent (10%) retention of each periodic progress payment.

     6.   Tenant's Contractors To Work in Harmony with Landlord's Contractors.
          -------------------------------------------------------------------
Tenant shall be solely responsible for the performance of all work performed by Tenant's Contractor and any subcontractor, supplier and the like performing services with respect to the Tenant Improvements. At Landlord's reasonable request, Tenant shall immediately remove from the Building any contractor or subcontractor who causes conflict with any other contractor or subcontractor acting under any union or other contract with Landlord or any other tenant, or any contractor or subcontractor of Landlord or any other tenant, and in any event, Tenant shall be solely responsible for resolving any such conflict.

                                   EXHIBIT B

     7.   Construction of the Tenant Improvements.  Promptly following the
          ---------------------------------------
execution of the construction contract pursuant to Section 5, Tenant shall
                                                   ---------
direct Tenant's Contractor immediately to commence and proceed to complete, in accordance with industry custom and practice, construction of the Tenant Improvements in accordance with the Final Plans. All Tenant Improvement work shall be carried out in accordance with reasonable rules and regulations from time to time promulgated by Landlord and in such manner as to minimize, as much as reasonably possible, interference with the use of common areas of the Building and, prior to the Delivery Date, with Landlord work not yet completed. Such work shall be performed diligently in a first-class, workmanlike manner and in accordance with all Laws. Prior to commencing such work, Tenant shall furnish Landlord with evidence satisfactory to Landlord that Tenant and Tenant's Contractor are carrying workers' compensation insurance in statutorily required amounts, comprehensive general liability insurance and all other insurance required by the Lease. Landlord shall have the right at all times to enter the Premises to post notices of nonresponsibility. Tenant shall ensure lien-free completion of the Tenant Improvements, and Tenant shall comply with all provisions of the Lease regarding liens. The construction of the initial Tenants Improvements shall be subject to the provisions of Section 2.4 of the Lease
                                                   -----------
regarding Tenant's right to occupy the Premises for these purposes.

     Landlord or Landlord's agents shall have the right at all reasonable times to inspect the work, it being understood that Landlord shall be reasonable in its inspection of the work and that Landlord shall recognize, to the extent commercially reasonable and practicable, the necessity of field changes based on field conditions. Such inspections shall not unduly interfere with the conduct of Tenant's work. If Landlord shall give notice of faulty construction or any other deviation from the Final Plans, Tenant shall cause Tenant's Contractor to make corrections promptly. However, neither the privilege herein granted to Landlord to make such inspections nor the making of such inspections by Landlord shall operate as a waiver of any rights of Landlord to require good and workmanlike construction of the Tenant Improvements in accordance with the Final Plans.

     8.   Tenant Improvement Allowance.  Landlord will, for the initial premises
          ----------------------------
demised to Tenant under the Lease ("Initial Premises"), pay (i) $3,388,743 plus
(ii) an amount equal to the cost savings (determined reasonably by Landlord) realized by Landlord on account of Landlord not having to construct any lobby and restrooms which are otherwise a part of the Base Building Improvements on account of a desire of Tenant to change the same as described in Subsection 4.2
                                                                 --------------
("Tenant Improvement Allowance") toward the Total Cost (as defined in Section
                                                                      -------
12.2) of the design, engineering and construction of the Tenant Improvements in
----
the Initial Premises. Not more than ten (10%) percent of Tenant Improvement Allowance may be utilized by Tenant towards the cost of programming, space planning, design and to construction documentation. Landlord will make payments to Tenant's Contractor from the Tenant Improvement Allowance not more frequently than once per month in an amount equal to ninety percent (90%) of the amount requested by Tenant. Landlord shall make each such payment to Tenant prior to the end of the first full month following the month in which the Request For Payment is received by Landlord but each such Request For Payment must be received before the twenty-first (21/st/) day of the prior month. Each Request For Payment shall consist of: (1) Tenant's request for payment detailing the amounts requested, (2) supporting bills, invoices and such other information as Landlord may reasonably require, and (3) conditional lien releases

                                   EXHIBIT B
supporting the amounts requested in the current month's application (in the form specified in Civil Code Section 3262(d)(1)), together with unconditional
                        ------------------
releases supporting the amounts requested in the previous month's application (in the form specified in Civil Code Section 3262(d)(2)), such releases to be
                                     ------------------
provided at Landlord's option, by subcontractors, suppliers and/or materialmen, in addition to Tenant's Contractor. The remaining ten percent (10%) ("Retention Amount") shall be paid to Tenant prior to the end of the first full month following the month in which such final Request For Payment is received by Landlord. Such final Request For Payment must be delivered before the 21/st/ day of the prior month after the recording of a valid Notice of Completion of the Tenant Improvements and receipt of conditional lien releases (in the form specified in Civil Code Section 3262(d)(3)) from Tenant's Contractor,
                        ------------------
subcontractors, suppliers, and materialmen, provided, however, that (i) no Retention Amount shall be withheld where the request is for the payment of an invoice from a supplier who has no lien rights and (ii) the Retention Amount for any given trade shall be paid by Landlord upon the satisfactory completion of all of the work to be performed by that trade and Landlord's receipt of all lien releases and any other supporting documentation reasonably requested by Landlord with respect thereto. In the event the Total Cost of the Tenant Improvements in the Initial Premises exceeds the Tenant Improvement Allowance, the difference shall be paid by Tenant after the Tenant Improvement Allowance has been exhausted. If the Total Cost of the Tenant Improvements is less than the Tenant Improvement Allowance, the difference may be utilized by Tenant for its furniture, fixtures and equipment. The Tenant Improvements, whether or not the cost thereof is covered by the Tenant Improvement Allowance, shall become the property of Landlord upon expiration or earlier termination of the Lease and shall remain on the Premises at all times during the Term of the Lease, except as may be otherwise provided in the Lease.

          If Tenant notifies Landlord that it has failed to pay or reimburse in a timely manner any portion of the Tenant Improvement Allowance required to be paid or reimbursed hereunder, and if such failure continues for fifteen (15) days after such notice, then (i) if within the fifteen (15) day period Landlord does not dispute such failure by notice to Tenant or pay the disputed amount, Tenant shall have the right to offset the disputed amount from the rent otherwise payable to Landlord under the Lease, together with interest thereon at the Interest Rate from the date of Tenant's notice until the date of offset, and
(ii) if Landlord disputes such failure by notice to Tenant within such fifteen
(15) day period, the dispute shall be resolved by arbitration pursuant to
Section 16 of the Lease.  If Tenant prevails in the arbitration, Tenant shall
----------
have the right to offset the amount of its judgment against the rent otherwise payable to Landlord under the Lease. Except as provided above, Tenant shall have no right to offset payments or reimbursements due from Landlord under this Exhibit B against rent due under the Lease.
---------

     9.   Change Orders.  Tenant may from time to time in writing request or
          -------------
approve changes to the Final Plans (each, a "Change Order"). Except as set forth below, no Change Order will be effective without Landlord's prior written consent. Landlord shall only withhold its consent to any Change Order if the Change Order does not comply with the Design Criteria. Tenant shall pay for each Change Order out of the Tenant Improvement Allowance and, to the extent the then unallocated portion, if any, of the Tenant Improvement Allowance is not sufficient, Tenant shall pay for each such Change Order from its own funds.

                                   EXHIBIT B

          Landlord shall respond to Tenant's request for a Change Order within three (3) business days after all documentation reasonably required by Landlord has been delivered to those persons whom Landlord desires to consider the same - in the absence of such response, the Change Order in question shall be deemed approved. Furthermore, notwithstanding anything to the contrary set forth herein, Tenant shall notify Landlord of, but not be required to obtain Landlord's prior written consent with respect to, any Change Order which does not affect the structure of the Building or the Building systems and does not involve anything which can be seen from the exterior of the Building so long as it does not cost in excess of $5,000.00.

     10.  Default.  Any default by Tenant under the terms of this Agreement
          -------
shall constitute a default under the Lease and shall entitle Landlord to exercise all remedies set forth in the Lease. Tenant shall have any and all rights to remedy such default pursuant to the provisions of the Lease.

     11.  Landlord's Oversight Fee.  Landlord shall be paid a fee of $101,662.29
          ------------------------
for Landlord's performance of its review obligation under this Agreement, payable ratably as Tenant's work progresses. In addition, Tenant shall reimburse Landlord for up to ten thousand dollars ($10,000) of the cost of outside consultants, including without limitation structural, mechanical and electrical engineers, required in connection with Tenant's design and construction of the Tenant Improvements. Landlord may deduct these amounts from the Tenant Improvement Allowance. Landlord's construction manager shall safeguard the interests of Tenant as well as represent Landlord.

     12.  Certain Definitions.
          -------------------

     12.1 Tenant Improvements.  "Tenant Improvements" means all improvements
          -------------------
shown on the Final Plans as modified by any Change Order approved by Landlord, but Tenant Improvements shall not include any of Tenant's furniture, telephone systems, computer systems or other personal property.

     12.2 Total Cost.  "Total Cost" includes (a) all design and engineering fees
          ----------
incurred in connection with the preparation of the Space Plan, Working Drawings, Engineering Drawings and Final Plans (including the cost of Landlord's consulting engineers and other consultants subject to the limitation set forth in Section 11 above), (b) costs of permits, fees and taxes, (c) testing and
   ----------
inspecting costs, (d) the actual costs and charges for material and labor, contractor's profit and contractor's general overhead incurred by Tenant in having the Tenant Improvements constructed, (e) Landlord's oversight fee under
Section 11 and (f) all other costs incurred in connection with the design and
----------
construction of the Tenant Improvements.

     13.  Labor.  All workers who perform work on the Project which is paid for,
          -----
in whole or in part, with the proceeds of the Tenant Allowance must be members in good standing of the union having jurisdiction over the trade work being performed, if applicable, and each contractor performing such work on the Project must be a party to a union contract, if the type of work performed by the contractor is covered by the Union Requirement. The "Union Requirement" is the obligation to (a) be a party to or bound by a collective bargaining agreement with a labor organization affiliated with Building and Construction Trade Department of the AFL-CIO, if

                                   EXHIBIT B
applicable, to the trade or activity in question which is paid for, in whole or in part, with the proceeds of the Tenant Allowance, and (b) employ only workers of such labor organizations to perform work within their respective jurisdictions.

     14.  Reasonable Diligence.  Both Landlord and Tenant agree to use
          --------------------
reasonable diligence in performing all of their respective obligations and duties under this Agreement and in proceeding with the construction and completion of all Tenant Improvements in the Premises.

     15.  Clean-Up Expenses.  Landlord shall clean its work areas in the
          -----------------
Premises immediately prior to the Delivery Date for the continuation of the construction of the Tenant Improvements.

     16.  No Miscellaneous Charges.  Neither Tenant nor its contractor shall be
          ------------------------
charged for, and Landlord shall provide, parking for Tenant's architects, designers, contractors and subcontractors (including those people working on the Tenant Improvements) or for the use of electricity, water, toilet facilities, HVAC, security, elevators [and/or hoists] during the construction period or the move-in period. All such equipment, areas, elevators and utilities shall be made reasonably available to Tenant's contractor and the subcontractors during the construction period and the move-in period. In this connection the HVAC systems for the Premises shall be run prior to the Commencement Date only for testing and balancing purposes.

                                   EXHIBIT B

     IN WITNESS WHEREOF, the parties have executed this Work Letter Agreement as of the date first written above.


                             LANDLORD:

                              WESTLAKE NORTH ASSOCIATES, LLC,
                              a Delaware limited liability company

                              By:  IDS Westlake North Associates, LLC, a
                                   California limited liability company

                                 By:    /S/  David Mgrublian
                                        ---------------------------
                                 Name:  David Mgrublian

                                 Its:   /S/  Managing Director
                                        ---------------------------

                                 Date:
                                        ---------------------------


                              TENANT:

                              homestore.com, Inc.
                              a Delaware corporation

                              By:    /S/  John Giesecke
                                     ---------------------------
                              Name:  John Giesecke

                              Its:   EVP & CFO
                                     ---------------------------

                              By:    /S/  Catherine Giffen
                                     ---------------------------
                              Name:  Catherine Giffen

                              Its:   SVP HR & ADMIN
                                     ---------------------------

                              Date:
                                     ---------------------------

                                   EXHIBIT B

                                  SCHEDULE 1
                                      TO
                             WORKLETTER AGREEMENT

                   Description of Base Building Improvements

                                  SCHEDULE 1

                                   EXHIBIT C
                                   ---------

                          MEMORANDUM CONFIRMING TERM
                          --------------------------

     THIS MEMORANDUM, made as of _______________, ____, by and between WESTLAKE NORTH ASSOCIATES, LLC, a Delaware limited liability company ("Landlord"), and homstore.com, Inc. ("Tenant").

                             W I T N E S S E T H:

     Recital of Facts:
     -----------------

     Landlord and Tenant entered into the Lease (the "Lease") dated _______, 2000. Words defined in the Lease have the same meanings in this Memorandum.

     NOW, THEREFORE, in consideration of the covenants in the Lease, Landlord and Tenant agree as follows:

     1.   Landlord and Tenant hereby confirm that:

     (a) The Commencement Date under the Lease is ______________________, ___________;

     (b) The Expiration Date under the Lease is ______________________, ___________; and

     (c) The date on which Tenant's obligation to pay rent begins under the Lease is ______________________, ___________.

     2.   Tenant hereby confirms that:

     (a) All commitments, representations and assurances made to induce Tenant to enter into the Lease have been fully satisfied;

     (b) All improvements to the Project and in the Premises to be constructed or installed by Landlord have been completed and furnished in accordance with the Lease to the satisfaction of Tenant other than minor punch list items of which Tenant has notified Landlord, although Landlord shall not hereby be released from its obligation to pay for latent defects in the Base Building Improvements which are unknown to Tenant; and

     (c) Tenant has accepted and is in full and complete possession of the Premises.

     3. This Memorandum shall be binding upon and inure to the benefit of Landlord and Tenant and their permitted successors and assigns under the Lease. The Lease is in full force and effect.

                                   EXHIBIT C

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum as of the date first hereinabove written.

"Landlord"                                   "Tenant"


WESTLAKE NORTH ASSOCIATES, LLC,              homestore.com, Inc.,
a Delaware limited liability company         a Delaware corporation


By   IDS Westlake North Associates,          By: __________________________
     LLC, a California limited liability     Name: ________________________
     company                                 Its: _________________________


     By: __________________________          By: __________________________
     Name: ________________________          Name: ________________________
     Its: _________________________          Its: _________________________

                                   EXHIBIT C

                                   EXHIBIT E

                             RULES AND REGULATIONS
                             ---------------------

     1. The sidewalks, entrances, exits, passages, parking areas, courts, elevators, vestibules, stairways, corridors, terraces, lobbies or halls shall not be obstructed or used for any purpose other than ingress and egress. No Tenant or Tenant's Employee shall go up on the roof of the Building except as specifically permitted by the Lease.

     2. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window of the Premises other than Landlord's standard window covering without Landlord's prior consent. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be consistent with the initial plan for the Building, of a quality, type, and design and bulb color approved by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sun-screened without consent of Landlord.

     3. No signs, picture, placard, advertisement, notice, lettering, direction or handbill shall be exhibited, distributed, painted, installed, displayed, inscribed, placed or affixed by any Tenant on any part of the exterior of Premises or the interior of the Premises which is visible from the exterior of the Premises, the Building or the Project without the prior consent of Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove or dispose of same without any liability, and may charge the expense incurred in such removal to the Tenant violating this rule.

     4. Tenant shall not drill into, or in any way deface any part of the Premises. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted, except with the prior consent of the Landlord.

     5. No vehicles, birds or animals of any kind shall be brought into or kept in or about the Premises or the Building. Tenant may operate a cafeteria in the Premises, subject to compliance with the Design Criteria.

     6. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No Tenant shall occupy or permit any portion of the Premises to be occupied for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau, or as a travel agency, without the consent of Landlord. Tenant shall not sell or permit the sale of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on the Premises other than to its employees. The Premises shall not be used for lodging or sleeping or for any illegal purposes.

     7. No Tenant shall make, or permit to be made, any unseemly noises which disturb other occupants of the Project, whether by the use of any musical instrument, radio, television, phonograph, screening room, loud, unusual or disruptive noise, or in any other way. No Tenant shall use, keep or permit to be used any foul or noxious gas or substance in, on or about the Premises.

                                   EXHIBIT E

     8. No Tenant nor any of Tenant's Employees shall at any time bring or keep within the Premises or the Building any flammable, combustible or explosive fluid, chemical substance, or material. Electric space heaters shall not be used at any time by Tenant.

     9. Tenant must furnish Landlord with keys to all parts of the Premises other than security areas. Tenant must, upon the termination of its tenancy, give, return, and restore to Landlord all keys of stores, offices, vaults, and toilet rooms, either furnished to, or otherwise procured by Tenant, and in the event at any time of any loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

     10. No furniture shall be placed in front of the Building without the prior written consent of Landlord. Landlord shall have the right to remove all non-permitted furniture, without notice to Tenant, and at the expense of Tenant.

     11. No Tenant shall purchase water, ice, towel, janitorial or maintenance, or other like services, from any person or persons disapproved in writing by the Landlord. No Tenant shall obtain or purchase food or beverages on the Project from any vendor or supplier except at hours and under regulations fixed by Landlord.

     12. The Building may not be contained in any advertising sponsored or permitted by Tenant without Landlord's prior approval, which it may condition or withhold for any reason.

     13. Tenant shall be responsible for all persons whom it causes to be present in the Building and shall be liable to Landlord for all acts of such persons. In the case of invasion, riot, public excitement, act of God, or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access of all persons, including Tenant, to the Building during the continuance of the same by such actions as Landlord may deem appropriate, including the closing and locking of doors.

     14. Any persons employed by Tenant to do any work in or about the Premises shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the superintendent of the Building (but shall not be deemed to be an agent or servant of said superintendent or of the Landlord), and Tenant shall be responsible for all acts of such persons.

     15. Canvassing, soliciting and peddling in the Building are prohibited and each Tenant shall cooperate to prevent the same.

     16. No air-conditioning unit or other similar apparatus shall be installed or used by Tenant without the consent of Landlord.

     17. Tenant shall faithfully observe and comply with the terms of any and all covenants, conditions and restrictions recorded against the Project.

     18. In the event the Building or the Premises is or later becomes equipped at Landlord's expense (including through use of the Tenant Allowance) with an electronic access control

                                   EXHIBIT E
device, Tenant shall give Landlord the sum of twenty-five dollars ($25.00) for each identification key or card issued to Tenant as a deposit against the return of the identification key or card to Landlord.

     19. For all purposes of this Exhibit, the term "Tenant" shall include and encompass Tenant's Employees and Tenant's contractors.

                                   EXHIBIT E

                                   EXHIBIT F

                   OPTION TO EXTEND/FAIR MARKET RENTAL RATE
                   ----------------------------------------

     1.   OPTION.  Tenant shall have two options to extend the term of this
          ------
Lease (the "Renewal Options") on all the provisions contained in this Lease except as to the Rent, except as otherwise provided herein. The first Renewal Option shall be for an additional five (5) year period (the "First Option Term") following the expiration of the initial Term set forth in Section 2.1 of the
                                                          -----------
Lease (the "Initial Term"). The second Renewal Option shall be for an additional five (5) year period (the "Second Option Term") following expiration of the initial Term, as extended by the First Option Term. A Renewal Option shall be solely exercised by Tenant giving written notice of its exercise of the Renewal Option (the "Option Notice") to Landlord at least twelve (12) months, but not more than fifteen (15) months, before the expiration of the Initial Term (or, in the case of the Second Option Term, on or before twelve (12) months, but not more than fifteen (15) months, before the expiration of the First Option Term). If such Option Notice is not sent during such three (3) month period, such Renewal Option shall be null and void and in no event shall Tenant have any right to extend the Term or renew the Lease. Tenant may not exercise the Renewal Option for the Second Term Option Term unless it has first exercised the Renewal Option for the First Option Term. At Tenant's request made at any time during the three (3) month period prior to the last date for exercise of each Renewal Option, Landlord will negotiate with Tenant in good faith the Fair Market Rental Rate for the Option Term in question.

     2.   OPTION PERSONAL.  The Renewal Options are personal to Tenant and may
          ---------------
not be exercised or assigned, voluntarily or involuntarily, by, or to, any person or entity other than Tenant. The Renewal Options are not assignable separate and apart from this Lease. In the event that, at the time the Renewal Option is exercisable by Tenant, this Lease has been assigned other than to an affiliate, or a sublease or subleases exist as to thirty-five percent (35%) or more of the Premises other than to an affiliate, the Renewal Options shall be deemed null and void and none of Tenant, any assignee, or any sublessee shall have the right to exercise the Renewal Options.

     3.   EFFECT OF DEFAULT ON RENEWAL OPTIONS.  Tenant shall have no right to
          ------------------------------------
exercise a Renewal Option (a) if, at the time permitted for the exercise of such Renewal Option, or at the commencement of an Option Term, an Event of Default exists under any of the provisions of this Lease or a notice of default has been given by Landlord and the default described in the notice is not cured by Tenant within the time permitted in this Lease for cure, if any, or (b) in the event that Landlord has given to Tenant two (2) or more notices of default under this Lease during the twelve (12) month period prior to the time that Tenant attempts to exercise the Renewal Option.

     4.   BASIC RENT DURING THE OPTION TERM.  Tenant shall pay to Landlord, as
          ---------------------------------
Base Rent for the Premises during each Option Term, the Fair Market Rental Rate, which means the rental rate (including all applicable rental increases and tenant concessions) being charged to tenants in new, direct lease, non-equity transactions as of six (6) months prior to the

                                   EXHIBIT F
commencement of the Option Term in question for comparable, unencumbered space by Landlord in the Project and for comparable, unencumbered space in similar buildings in the vicinity of the Project, with similar amenities, taking into consideration the size, location, floor level, the proposed term of the Option Term, the extent of the services to be provided, CAM Expenses and Property Taxes, credit enhancements, the security deposit, the value of existing tenant improvements and any other relevant terms and conditions, in each instance taking into account any so-called "free rent" and any other "tenant concessions" then being offered to prospective new tenants in the Project or comparable buildings. For purposes of the foregoing determination, the parties and any arbitrator shall assume that (i) no free rent is granted in comparable transactions for any period prior to the date when the Tenant takes possession of the premises after having completed its tenant improvements and (ii) the space in question has been built out for a general office use. All Rent payable during each Option Term shall be payable in the same manner and under the same terms and conditions as Rent is paid during the Initial Term.

     5.   DOCUMENTATION.  Landlord and Tenant shall execute and deliver
          -------------
appropriate documentation to evidence any renewal of the Lease and the terms and conditions of the Lease during an Option Term. Landlord shall bear the cost of its attorneys and personnel in documenting such renewal.

     6.   TERMS.  All terms used in this Exhibit, unless otherwise defined in
          -----
this Exhibit, shall have the same meaning as the terms defined in the Lease.

     7.   FAIR MARKET RENTAL RATE.  Landlord shall determine the Fair Market
          -----------------------
Rental Rate using its good faith judgment. Landlord shall use its best efforts to provide written notice of such amount within thirty (30) days (but in no event later than sixty (60) days) after Tenant sends the Option Notice to Landlord exercising a Renewal Option. Tenant shall have fifteen (15) days (the "Tenant's Review Period") after receipt of Landlord's notice of the new rental within which to accept such rental or to reasonably object thereto in writing. In the event Tenant objects, Landlord and Tenant shall attempt to agree upon such Fair Market Rental Rate, using their best good faith efforts. If Landlord and Tenant fail to reach agreement within fifteen (15) days following Tenant's Review Period (the "Outside Agreement Date"), then each party shall place in a separate sealed envelope their final proposal as to Fair Market Rental Rate and such determination shall be submitted to arbitration in accordance with subsections (a) through (e) below. Failure of Tenant to so elect in writing within Tenant's Review Period shall conclusively be deemed its rejection of the new rental determined by Landlord. In the event that Landlord fails to timely generate the initial written notice of Landlord's opinion of the Fair Market Rental Rate which triggers the negotiation period of this provision, then Tenant may commence such negotiations by providing the initial notice, in which event Landlord shall have fifteen (15) days ("Landlord's Review Period") after receipt of Tenant's notice of the new rental within which to accept such rental. In the event Landlord does not give its written consent to Tenant's proposed rental in timely fashion, such proposed rental shall be deemed rejected and Landlord and Tenant shall attempt in good faith to agree upon such Fair Market Rental Rate, using their best good faith efforts. If Landlord and Tenant fail to reach agreement within fifteen (15) days following Landlord's Review Period (which shall be, in such event, the "Outside Agreement Date" in lieu of the above definition of such date), then each party shall

                                   EXHIBIT F
place in a separate sealed envelope its final proposal as to Fair Market Rental Rate and such determination shall be submitted to arbitration in accordance with subsections (a) through (e) below.

     (a) Landlord and Tenant shall meet with each other within five (5) business days of the Outside Agreement Date and exchange the sealed envelopes and then open such envelopes in each other's presence. If Landlord and Tenant do not mutually agree upon the Fair Market Rental Rate within one (1) business day of the exchange and opening of envelopes, then, within ten (10) business days of the exchange and opening of envelopes Landlord and Tenant shall agree upon and jointly appoint a single arbitrator who shall by profession be a real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of commercial properties in the vicinity of the Building. Neither Landlord nor Tenant shall consult with such broker as to his or her opinion as to Fair Market Rental Rate prior to the appointment. The determination of the arbitrator shall be limited solely to the issue of whether Landlord's or Tenant's submitted Fair Market Rental Rate for the Premises is the closer to the actual Fair Market Rental Rate for the Premises as determined by the arbitrator, taking into account the requirements of this Exhibit regarding same. Such arbitrator may hold such hearings and require such briefs as the arbitrator, in his or her sole discretion, determines is necessary.

     (b) The arbitrator shall, within thirty (30) days of his or her appointment, reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Fair Market Rental Rate, and shall notify Landlord and Tenant thereof.

     (c) The decision of the arbitrator shall be binding upon Landlord and Tenant, except as provided below.

     (d) If Landlord and Tenant fail to agree upon and appoint an arbitrator, then the appointment of the arbitrator shall be made by the Presiding Judge of the Los Angeles Superior Court, or, if he or she refuses to act, by any judge having jurisdiction over the parties.

     (e)  The cost of arbitration shall be paid by Landlord and Tenant equally.

     (8)  Exceptions.  While the terms of this Lease (other than Rent) are
          ----------
applicable to each Option Term, the provisions of the Work Letter Agreement are not, and the provisions of the Work Letter Agreement shall not apply during any Option Term. In addition, there shall be no right to extend the Term of this Lease beyond the end of the Second Option Term.

                                   EXHIBIT F

                                   EXHIBIT I

                             RIGHT OF FIRST OFFER
                             --------------------

                         (Leasing and Sale of Project)

     1.   Leasing.
          -------

     (a) After the Lease has been executed and delivered by Landlord and Tenant, Landlord shall notify Tenant if Landlord has a bona fide prospective tenant for more than twenty percent (20%) of the space on the second floor of Building II or any space in Building III (the "Lease Option Space"). The notice ("Landlord's Notice") shall identify (i) the Lease Option Space together with all other space then available for lease in the Building in which the Lease Option Space is located (together with the Lease Option Space, the "Available Space"), (ii) the term of the proposed lease, which shall begin as provided below and shall end two (2) years after the expiration of the Lease (with options comparable to those under the Lease, although the failure of Tenant to exercise a Lease option shall void contemporaneous or future options under a lease of the Lease Option Space or Available Space); (iii) the Base Rent it proposes for the Lease Option Space and the Available Space; (iv) the Tenant Improvement Allowance which it proposes to give for the Lease Option Space and the Available Space; (v) the date anticipated for delivery of the Lease Option Space and the Available Space to Tenant for the construction of its tenant improvements; (vi) the period anticipated for the construction of tenant improvements and the date for rent commencement, which in each case shall be commercially reasonable given when the Lease Option Space and the Available Space are scheduled for delivery; and (vii) any other terms it proposes to seek for the Lease Option Space and the Available Space which are different from the terms of this Lease. Together with all of the terms of this Lease which are not inconsistent with the foregoing [including, without limitation, a letter of credit and security deposit which are comparable and proportional to those in this Lease], the provisions in clauses (i) through (vii) are referred to herein, collectively, as the "Lease Option Terms". Tenant shall have the right, exercisable within five (5) business days after its receipt of Landlord's Notice, to notify Landlord that Tenant: (A) agrees to lease the Lease Option Space or the Available Space on the Lease Option Terms or (B) agrees to lease the Lease Option Space or the Available Space on "Negotiated Terms", which means all the Lease Option Terms other than those described in clauses (iii), (iv),
(vi) and (vii) thereof, which would be as negotiated between Landlord and Tenant and, in the absence of agreement, determined by arbitration pursuant to Section
16. In its notice (if any), Tenant shall specify whether it wishes to lease just the Lease Option Space or the Available Space.

          (A) If Landlord's Notice is as to Building II, Tenant shall have no further rights under this Section 1 with respect to any Available Space in
                               ---------
     Building. II as to which it does not exercise its option.

          (B) If Landlord's Notice is as to Building III, and the Lease Option Space identified in Landlord's Notice represents twenty percent (20%) or more of the Available Space in Building III, Tenant shall have no further rights under this Section 1 with
                       ---------

                                   EXHIBIT I
     respect to any Available Space in Building III as to which it did not exercise its option. In such case, Landlord may lease any unleased Available Space to any third party on such terms as it elects, without reference to this Exhibit I. However, if the Lease Option Space identified
                       ---------
     in Landlord's Notice is less than twenty percent (20%) of the Available Space in Building III, then the provisions of this Section 1 shall continue
                                                        ---------
     to apply to any other space in Building III as to which Tenant does not exercise its option and as to which Landlord has a bona fide prospective tenant; provided, that if Tenant did not exercise its option as to the Lease Option Space, Landlord may lease such space as provided in the preceding sentence.

     In the event that Tenant exercises its option to lease the Lease Option Space, it shall deposit with Landlord an amount equal to twelve (12) months' rent for the Lease Option Space, determined from the proposal in clause (iii) above. In the event that Tenant is required to enter into a lease of such space but does not do so within ten (10) days after the last date for execution of such lease (which shall be the time set forth in paragraph (b) below, but in the event of an arbitration of a term of the new lease subject to arbitration, then ten (10) business days following the presentation to Tenant by Landlord of an execution copy of a lease which is consistent with the terms of the decision in such arbitration), then Tenant shall be deemed in default hereunder and, among its other remedies, Landlord shall have the right to terminate Tenant's rights with respect to the Lease Option Space and any further rights of Tenant under this Section 1.
     ---------

     (b) If Tenant notifies Landlord in timely fashion of its agreement to lease the Lease Option Space on the Lease Option Terms, then Landlord shall deliver to Tenant within ten (10) business days a form of lease and related documents in order to memorialize the lease of the Lease Option Space. The terms of such lease shall be on the Lease Option Terms plus such additional terms (the "implementing terms") as are necessary to implement the new lease, in Landlord's judgment, in a fair and reasonable manner (for example, Tenant's Percentage under the new lease shall be the RSF of the new premises divided by the RSF of the building in which the new premises are located.) The parties shall execute and deliver the new lease and related documents (including delivery by Tenant of the required letter of credit) within fifteen (15) business days after Tenant's notice to Landlord. Any disputes regarding the implementation of this paragraph
(b) shall be determined by arbitration in accordance with Section 16 of the
                                                          ----------
Lease.

     (c) If Tenant notifies Landlord that it elects Negotiated Terms for the new lease, then the parties shall promptly negotiate in good faith those terms of the new lease which are subject to negotiation (i.e., the terms in clauses
(iii), (iv), (vi) and (vii) of paragraph (a) above). If the parties have not agreed on all of such terms within thirty (30) days after Tenant's notice to Landlord, at the election of either party such terms of the new lease shall be determined by arbitration in accordance with Section 16. For this purpose, each
                                             ----------
party shall submit to the other, within ten (10) days after request of either of them, a comprehensive proposal for all of the terms subject to negotiation. Each party's proposal shall then be submitted to arbitration, and the arbitrator shall determine which party's proposal, together with the provisions of the Lease Option Terms which are otherwise applicable, most nearly approximates the Fair Rental Value of the Lease Option Space. The Fair Rental Value of the Lease Option Space means (1) the binding Lease Option Terms which are otherwise applicable, (2) one hundred five percent (105%) of (x) the rental rate (including all applicable rental increases and tenant concessions) being charged to

                                   EXHIBIT I
tenants in new, direct lease, non-equity transactions as of six (6) months prior to the commencement of the Lease Option term in question for comparable, unencumbered space by Landlord in the Project or, if not enough comparable transactions exist in the Project, then (y) the rental rate being charged to tenants in new, direct lease, non-equity transactions as of the commencement of the Lease Option term in question for comparable, unencumbered space in similar buildings in the vicinity of the Project, with similar amenities, taking into consideration the size, location, floor level, the proposed term of the Option Term, the extent of the services to be provided, CAM Expenses and Property Taxes, credit enhancements, the security deposit, the value of existing tenant improvements and any other relevant terms and conditions, in each instance taking into account any so-called "free rent" and any other "tenant concessions" then being offered to prospective new tenants in the Project or comparable buildings and (3) otherwise, on the implementing terms. Landlord's judgment as to the implementing terms shall control unless the arbitrator determines such judgment to have been unreasonable.

     2.   Sale.  In the event Landlord desires to sell its interest in the
          ----
Project or the Building, it shall first notify Tenant of such desire. If Tenant promptly notifies Landlord of Tenant's desire to purchase Landlord's interest in the Project or the Building (whichever was the subject of Landlord's notice), then for a period of thirty (30) days after Landlord's notice to Tenant, Landlord and Tenant shall negotiate in good faith the sale of Landlord's interest in the Project to Tenant. If a fully binding, written agreement containing all of the terms and provisions of a sale of Landlord's interest in the Project or the Building to Tenant is not executed and delivered by Landlord and Tenant within such thirty (30) day period, Landlord shall be free to sell all or any portion of its interest in the Project or the Building at any price and on any terms, regardless of whether such price or terms are similar or dissimilar to those discussed by Landlord and Tenant. In addition, Tenant shall have no further rights under this Section 2. The right in this Section 2 is
                                  ---------                     ---------
personal to Tenant and may not be assigned or otherwise transferred either with or without a transfer of Tenant's interest in this Lease.

                                   EXHIBIT I

                                   EXHIBIT J

                               CLEANING SCHEDULE
                               -----------------

OFFICE AREAS:
------------

NIGHTLY SERVICES - FIVE (5) NIGHTS PER WEEK
-------------------------------------------

     . Empty wastebaskets, ashtrays and other trash receptacles. Ashtrays are to be wiped clean. Trash is to be removed from building to designated pick-up area.

     . All chairs and wastebaskets to be returned to proper position after cleaning.

     .    Dust mop all composition floors with specially treated dust mops.

     .    Vacuum carpets.

     .    Thoroughly dust desks, office furniture and office accessories. Desk-
                                                                          -----
          top papers, desk accessories are not to be moved.
          ------------------------------------------------

     . Remove fingerprints, soil smudges from doors, door frames and wall-switch plates.

     .    Spot-clean entrance door glass and all partition glass.

     .    Clean glass desk tops. Desk tops must be completely cleared of all
                                 -------------------------------------------
          papers.
          ------

PUBLIC AREAS:
------------

NIGHTLY SERVICES - FIVE (5) NIGHTS PER WEEK
-------------------------------------------

     .    Clean, polish and sanitize drinking fountains.

     . Dust-mop all composition floors with specially treated dust mop. Damp-mop and buff, as necessary.

     .    Thoroughly vacuum all corridor carpets.

     . Remove fingerprints, soil smudges from doors, door frames and wall-switch plates.

     . Empty wastebaskets, ashtrays and other trash receptacles. Ashtrays are to be wiped clean. Trash is to be removed from building to designated pick-up area. (Trash removal from building to be provided by outside trash-removal vendor.)

     .    Spot-clean entrance door glass and all partition glass.

                                   EXHIBIT J

     . Clean and polish elevator doors and control panels. Thoroughly clean inside of elevator cabs. Vacuum door tracks and saddles.

     .    Sand jars to be wiped clean and fine-screened.

     .    Spot-mop traffic areas for spillage.

     .    Police all outside entrance-ways to building lobby.


OFFICE AND PUBLIC AREAS:
-----------------------

WEEKLY SERVICES - ONCE PER WEEK
-------------------------------

     . Completely dust all low-reach areas, chair rungs and inside of door jambs.

     . Completely dust window sills, window ledges, door louvers and wood paneling modeling, handrails and railings.

     .    Dust levelor blinds where applicable.

     .    Clean and polish entrance door metal and thresholds.

     . Clean fire extinguishers and/or fire hose cabinets; dust and clean cabinet glass.

     . Remove all spots, smudges, and marks from doors, partitions, walls, woodwork, window frames, mullions and ledges, wall switches and outlet plugs on floors and walls.

     .    Police all stairways throughout building.

     .    Clean all baseboards.

     .    Clean and sanitize telephones.


MONTHLY SERVICES - ONCE PER MONTH
---------------------------------

     .    Dust all high-reach areas; door frames, door tops and partitions.

     .    Dust all picture moldings, frames and blinds.

     . Clean fire extinguishers and/or fire hose cabinets; dust and clean cabinet glass.

                                   EXHIBIT J

RESTROOM SERVICE:
----------------

NIGHTLY SERVICES - FIVE (5) NIGHTS PER WEEK
-------------------------------------------

     .    Empty wastebaskets and sanitary napkin receptacles.

     . Refill toilet tissue, paper towel, seat-cover, soap and sanitary napkin dispensers.

     .    Wash, rinse and wipe dry all lavatory and lavatory fixtures.

     .    Clean and polish all metalwork.

     .    Thoroughly clean and disinfect toilets; top and bottom.

     . Thoroughly clean toilet bowls and urinals; removing stains - keep free of scale.

     .    Mop floors with a germicidal solution.

WEEKLY SERVICES
---------------

     .    Dust tops of partitions and wainscoting.

     .    Wash down urinal screens and adjacent tile.

MONTHLY SERVICES
----------------

     .    Dust walls and ceiling vents.

     .    Scrub floors with a special germicidal solution.

     .    Thoroughly wipe down all the walls and partitions.

     .    Spot-clean walls around lavatories.

     .    De-scale toilets and urinals.


QUARTERLY SERVICES - ONCE EVERY THREE MONTHS
--------------------------------------------

     .    Pour clean water down floor drains to prevent sewer gas from escaping.

     .    Thoroughly clean all soap dispenser nozzles.


FLOOR SERVICES:
--------------

     .    Damp mop hard-surface lobby floors - Nightly.

     .    Clean and refinish all hard-surface floors - Monthly.

                                   EXHIBIT J

MISCELLANEOUS SERVICES:
----------------------

     . All cleaning personnel will be instructed to immediately report any damages, plumbing problems, etc. which they encounter during cleaning to the Crew Supervisor.

     .    All designated lights will be turned off - Nightly.

     . Janitor's storage closet and all building service areas will be kept in a neat and orderly condition at all times.

     . Interior windows are cleaned once per year and exterior windows are cleaned two (2) times per year.

     . Tenant may request that additional cleaning be performed by Landlord on the Premises, and Landlord shall not unreasonably withhold its consent thereto, provided that Tenant pays the reasonable cost thereof. In addition, with Landlord's consent and subject to such reasonable conditions as Landlord shall impose, Tenant may elect to perform its own cleaning of the Premises, or hire a third party to do so, and in such case Landlord shall not include in CAM Expenses the cost of cleaning the Premises.

                                   EXHIBIT J

                                  EXHIBIT "K"

                         PARKING RULES AND REGULATIONS
                         -----------------------------

     1. When reasonably requested by Landlord in order to enforce the balance of this Exhibit K, Tenant shall submit a written notice in a form specified by
        ---------
Landlord, containing the names, and office addresses and telephone numbers of those persons who are authorized by Tenant to use the parking privileges on a monthly basis (the "Authorized Users") and shall identify each automobile to which each such parking privilege shall be assigned by make, model and license number. Such notice shall be given to Landlord prior to the beginning of the Lease Term (such notice, as amended from time to time, hereinafter referred to as the "Parking Notice"). No officer, principal, employee, supplier, shipper, customer, visitor, invitee or contractor of Tenant or any other party whose name and address is not contained in the then current Parking Notice shall have any right to park an automobile in the area of the Building parking facilities designated for monthly parking. No person, whether or not his or her name is included in the Parking Notice, shall have any right to park an automobile not identified in the Parking Notice without (in either case) except in the area designated for visitor parking.

     2. Tenant and Authorized Users shall comply with all rules and regulations as set forth in these Parking Rules and Regulations, as they may be amended by Landlord from time to time. Landlord reserves the right to modify, add to, or delete from time to time such Parking Rules and Regulations as it deems reasonably necessary for the operation of the Building parking facilities which consist of paved surface outdoor parking within the Project. Landlord may refuse the issuance of monthly stickers or other identification devices, or to permit to park in the Building parking facility any person who violates the Parking Rules and Regulations or any City, State or Federal ordinance or Law or agreement, and any violation of the rules shall subject such person's car to removal. Tenant shall acquaint all Authorized Users with the Parking Rules and Regulations.

     3. Every Authorized User is requested to park and lock his or her own car. All responsibility for damage to cars is assumed by Authorized Users and Landlord shall have no responsibility therefor. Tenant shall repair or cause to be repaired at its sole cost and expense any and all damage to the Building parking facility or any part thereof caused by Tenant or its Authorized Users or resulting from vehicles of Authorized Users.

     4. Parking stickers or any other device or form of identification supplied by Landlord, if any, shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable. Loss or theft of parking identification devices from automobiles must be reported immediately to Garage Manager. Any such device in the possession of an unauthorized holder will be confiscated. If a monthly parker automobile is found without its monthly identification device visible, the automobile is subject to being tagged and the User may lose future parking privileges. There will be a replacement charge to the Tenant or Authorized User of $50.00 for loss of any magnetic parking card or other parking identification device. This charge is refundable in the event the lost card is found.

                                   EXHIBIT K

     5. [Tenant and Authorized Users shall not park vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building]. Tenant and Authorized Users shall not leave vehicles in the Building parking areas overnight without written permission from the Garage Manager or Property Manager, nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks and vans. Landlord may, in its sole discretion, designate separate areas for bicycles and motorcycles.

     6. All responsibility for damage to persons or their vehicles is assumed by Authorized Users.

     7. Authorized Users shall not load or unload in areas other than those designated by Landlord for such activities. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, visitors or invitees to be loaded, unloaded, or parked in areas other than those designed by Landlord for such activities.

     8. Washing, waxing, cleaning or servicing of any vehicle by the Authorized User and/or his agents is prohibited. Landlord or Landlord's agent may provide such services to Tenants, visitors, and guests at fees to be set by Landlord or such agent from time to time.

     9. Cars must be parked "head in only" and entirely within the stall lines painted on the floor.

     10.  All directional signs and arrows must be observed.

     11.  The speed limit shall be 5 miles per hour.

     12. Spaces are for the express purpose of one automobile per space unless a parking attendant approved by Landlord directs otherwise.

     13. Parking is prohibited, unless a parking attendant employed by Landlord directs otherwise:

          a.   in areas not striped for parking;

          b.   in aisles;

          c. where No Parking or, unless the parker or passenger is handicapped, where Handicap signs are posted;

          d.   on ramps;

          e.   in crosshatched areas; or

          f. in such other areas as may be designated by Landlord, its agent, lessee or licensee.

                                   EXHIBIT K

     14. Landlord reserves the right at any time to relocate parking spaces and to substitute an equivalent number of parking spaces in the Building's parking facilities. In addition, Landlord reserves the right at any time to temporarily relocate parking spaces in a different parking facility within a reasonable distance of the Premises.

     15. If Tenant permits or allows any of the prohibited activities described in these Rules and Regulations, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

     16. These Parking Rules and Regulations may not be modified except by Landlord rendering a written notice to Tenant setting forth the new, modified or changed rules and regulations.

                                   EXHIBIT K

                                  EXHIBIT "L"

                            LETTER OF CREDIT TERMS

     1.   The letter of credit described in Section 3.3 of the Lease (the
                                            -----------
"Letter of Credit") shall be in form and substance, and issued by a financial institution, acceptable to Landlord in the exercise of its sole discretion.

     2. The initial expiration date of the Letter of Credit shall be no sooner than one year after Anticipated Commencement Date. On or before thirty (30) days prior to the expiration date of the Letter of Credit (both the initial expiration and each succeeding expiration date occurring during the Term of this Lease), Tenant shall extend the expiration of the term of the Letter of Credit by one year. If, for any reason, Tenant has not delivered to Landlord on or before the beginning of each of such thirty (30) day periods evidence satisfactory to Landlord in its sole discretion of such extension of the expiration date of the Letter of Credit, then Landlord shall have the absolute right to call on the full amount of the Letter of Credit to obtain the proceeds thereof and to hold such proceeds, without interest, as security for the performance by Tenant of its obligations under the Lease. In such case, such proceeds shall be deemed to be part of the Security Deposit under the Lease.

     3.   The initial face amount of the Letter of Credit shall be $8,329,856.

     4. If the conditions in this paragraph 4 are met, the face amount of the Letter of Credit shall be reduced by $809,166 on each anniversary of the Anticipated Commencement Date. This amount represents the amortization of Landlord's transaction costs of the Lease, including the Tenant Improvement Allowance, leasing commissions, legal fees and free rent. The conditions as of each scheduled date for reduction, are: (i) not more than one Event of Default shall have occurred during the twelve (12) month period preceding said date; and
(ii) no notice of default under the Lease shall have been sent by Landlord and remain uncured. The failure to meet the conditions to a particular annual reduction shall not affect Tenant's right to qualify for the next annual reduction. The failure to qualify for a particular annual reduction shall not operate to increase the amount of any future scheduled reduction.

     5. Landlord shall return the Letter of Credit to Tenant, and Tenant shall have no further obligation to provide this Letter of Credit to Landlord, upon Tenant's satisfaction, in Landlord's reasonable discretion, of the criteria in paragraphs (a) and (c) or (b)and (c) below, as shown in the appropriate 10Q or 10K report filed by Tenant pursuant to the Securities Exchange Act of 1934:

     (a) The EBITDA of Tenant for each of four (4) consecutive fiscal quarters of Tenant is $35,000,000 or more; or

     (b) (i) Tenant's aggregate EBITDA for any of its four (4) consecutive fiscal quarters is $80,000,000 or more, (ii) its EBITDA during such fiscal quarter has increased over its EBITDA in each prior fiscal quarter, (iii) Tenant has maintained an average balance of cash and

                                   EXHIBIT L
cash equivalents of $50,000,000 or more during such fiscal quarters, and (iv) Tenant's balance of cash and cash equivalents is at least $50,000,000 for the last of the four (4) fiscal quarters referenced in clause (iii) above; and

     (c) The "shareholder equity" of Tenant at the time that the criteria in paragraph (a) or paragraph (b) have been met is at least $200,000,000. "Shareholder equity" means Tenant's shareholder equity as shown on its 10Q or 10K report plus amortization of all non cash related expenses from inception, including without limitation, stock based charges and the amortization of good will and any other acquisition related intangible assets (such as trademarks, customer lists, contracts, etc.).

     Tenant shall have the obligation of demonstrating to the reasonable satisfaction of Landlord that the foregoing criteria have been met. Landlord agrees that it will not unreasonably withhold its acknowledgement that such criteria have been met if Tenant presents audited financial statements of Tenant, or a written statement from Tenant's auditors (which must be a nationally recognized accounting firm) to the effect that such criteria have been met. Any dispute regarding whether Tenant is entitled to the return of the Letter of Credit shall be resolved by arbitration in accordance with Section 16
                                                                     ----------
of the Lease.

     In the event Tenant has assigned its interest in the Lease as permitted therein, the foregoing criteria shall be deemed satisfied if they are satisfied with respect to Tenant or its successor in interest as Tenant under the Lease, assuming for this purpose that each remains fully responsible for all of Tenant's obligations under the Lease.

                                   EXHIBIT L

                                  EXHIBIT "M"

                       CERTAIN CAM EXPENSE RESTRICTIONS

     (a) Notwithstanding anything to the contrary in the definition of CAM Expenses, Cam Expenses shall not include the following, except to the extent specifically permitted by a specific exception to the following:

          (i)   Any ground lease rental;

          (ii) Costs of items considered Capital Costs (other than repair of the same) ("Capital Items"), except for (1) the annual amortization (amortized over the useful life) of costs, including financing costs, if any, incurred by Landlord after the Commencement Date for any capital improvements installed or paid for by Landlord and required by any new (or change in) laws, rules or regulations of any governmental or quasi-governmental authority as of the date of approval by the City of Westlake Village of the Plans for the Building; (2) the annual amortization (amortized over the useful life) of costs, including financing costs, if or any equipment, device or capital improvement purchased or incurred as a labor-saving measure or to affect other economics in the operation or maintenance of the Building; or (3) minor capital improvements, tools or expenditures to the extent each such improvement or acquisition costs less than Three Thousand Dollars ($3,000) and the total cost of same are not in excess of Ten Thousand Dollars ($10,000) in any twelve (12) month period;

          (iii) Rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute a Capital Item which is specifically excluded in Subsection (ii) above (excluding, however, equipment not affixed to the Building which is used in providing janitorial or similar services);

          (iv) Costs incurred by Landlord for the repair of damage to the Building or the Project, to the extent that Landlord is reimbursed by insurance proceeds.

          (v) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenants' or other occupants' improvements in the Project, or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project;

          (vi) Depreciation, amortization and interest payments, except as provided herein and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

                                   EXHIBIT M

          (vii) Marketing costs including, without limitation, leasing commissions, attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Project;

          (viii) Expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Project;

          (ix) Costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Project;

          (x) Overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Building or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

          (xi) Interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building or the Project (except as permitted in Subsection (ii) above);

          (xii) Landlord's general corporate overhead and general and administrative expenses; provided, that an onsite management office in the
                              --------
     Project may be included in CAM Expenses to the extent it is utilized for matters pertaining to the Project;

          (xiii) Any compensation paid to clerks, attendants or other persons in commercial concessions (meaning such operations as shoe shine parlors and drug stores where the income therefrom is not netted with the related expenses) operated by Landlord;

          (xiv) Advertising and promotional expenditures, and costs of signs in or on the Building identifying the owner of the Building or other tenants' signs;

          (xv) The cost of any electric power, water, gas or other utility used by any tenant in the Project;

          (xvi) Services and utilities provided, taxes attributable to, and costs incurred in connection with the operation of any retail or restaurant operations in the Project, except to the extent the square footage of such operations are included in the rentable square feet of the Project and do not exceed the services, utility and tax costs which would have been incurred had the retail and/or restaurant space been used for general office purposes;

          (xvii) Costs incurred in connection with upgrading the Building or the Project to comply with disability, life, fire and safety codes, ordinances, statutes, or other laws in effect and required to be complied with prior to the Commencement Date, including,

                                   EXHIBIT M
     without limitation, the ADA, including penalties or damages incurred due to such non-compliance;

          (xviii) Tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments and/or to file any tax or informational returns when due;

          (xix)    [intentionally omitted];

          (xx) Costs arising from the gross negligence or fault of other tenants or Landlord or its agents, or any vendors, contractors, or providers of materials or services selected, hired or engaged by Landlord or its agents including, without limitation, the selection of Building materials;

          (xxi) Notwithstanding any contrary provision of the Lease, including, without limitation, any provision relating to capital expenditures, any and all costs arising from the presence of hazardous materials or substances (as defined by Applicable Laws in effect on the date the Lease is executed) in or about the Premises, the Building or the Project on the date of the Lease including, without limitation, hazardous substances in the ground water or soil, not placed in the Premises, the Building, or the Project by Tenant;

          (xxii) Costs arising from Landlord's charitable or political contributions;

          (xxiii) Costs arising from latent defects in the Base Building Improvements installed by Landlord;

          (xxiv)   Costs for sculpture, paintings or other objects of art;

          (xxv) Costs (including in connection therewith all attorneys' fees and costs of settlement judgments and payments in lieu thereof) arising from claims, disputes or potential disputes pertaining to Landlord and Tenant or another tenant of the Project;

          (xxvi) Costs associated with the operation of the business of the partnership or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building or the Project, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building or the Project, costs of any disputes between Landlord and its employees (if any) not engaged in Building operation, disputes of Landlord with Building management, or outside fees paid in connection with disputes with other tenants;

          (xxvii)  [intentionally omitted];

          (xxviii) Costs of any "tap fees" or any sewer or water connection fees for the exclusive benefit of any particular tenant in the Project;

                                   EXHIBIT M

          (xxix) Costs incurred in connection with any environmental clean-up, response action, or remediation on, in, under or about the Premises or the Building, including but not limited to, costs and expenses associated with the defense, administration, settlement, monitoring or management thereof, but only to the extent the same are caused by Landlord or another tenant of the Project;

          (xxx) Any commercially unreasonable expenses incurred by Landlord for use of any portions of the Project to accommodate events including, but not limited to shows, promotions, kiosks, displays, filming, photography, private events or parties, ceremonies, and advertising, beyond the normal expenses otherwise attributable to providing Building services, such as lighting and HVAC to such public portions of the Project in normal Building operations during standard Building hours of operation;

          (xxxi) Any unreasonable or uncustomary entertainment or dining expenses;

          (xxxii)   Any unreasonable flowers, gifts, balloons, etc. provided to any entity whatsoever, to include, but not limited to, Tenant, other tenants, employees, vendors, contractors, prospective tenants and agents;

          (xxxiii) Any "above-standard" cleaning, including, but not limited to construction cleanup or special cleanings associated with parties/events and specific tenant requirements in excess of service provided to Tenant, including related trash collection, removal, hauling and dumping;

          (xxxiv)   The cost of any magazine, newspaper, trade or other
     subscriptions;

          (xxxv)    [Intentionally Omitted.]

          (xxxvi)   The commercially unreasonable cost of any "tenant relations"
     parties, events or promotion;

          (xxxvii)  "In-house" legal and accounting fees; and

          (xxxviii) Any other expenses which, in accordance with generally accepted accounting principles, consistently applied, would not normally be treated as CAM Expenses by comparable landlords of Comparable Buildings.

     (b) In the event any facilities, services or utilities used in connection with the Building are provided from another building owned or operated by Landlord or vice versa, the costs incurred by the Landlord in connection therewith shall be allocated to CAM Expenses by Landlord on or reasonably equitable basis

     (c) Landlord agrees that since one of the purposes of CAM Expenses is to require Tenant to pay for the costs attributable to its Premises, Landlord agrees that Landlord will not collect or be entitled to collect CAM Expenses from Tenant in an amount which is in excess of one hundred percent (100%) of the CAM Expenses actually paid by Landlord in connection with the operation of the Building plus Landlord's Management Fee.

                                   EXHIBIT M

     (d) Landlord agrees that if it is permitted to pay real property taxes or assessments in installments without penalty or interest, then for purposes of including such amounts as Property Taxes it will either do so or include such amounts in Property Taxes as if it had done so.

     (e)  [Intentionally Omitted].

                                   EXHIBIT M
                                      -5-